                                                                               .
                                                                               .
                                                                               .


                                                                     EXHIBIT 8.1

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
"Condor" Immobilien-Gesellschaft
  mbH.....................................     Germany
"Fontax" Grundstucks-Verwaltungs-
  gesellschaft mbH & Co. KG...............     Germany
1085974 Ontario Limited...................     Canada
48 ND Victoire............................     France
5557 Greens Farm, LLC.....................     Connecticut
A. Diffusion..............................     France
A.D.I.C...................................     Colombia
A.G.L.....................................     Laos
A.V.F.....................................     Belgium
AAAM......................................     France
A-Car Inc.................................     Cayman Islands
Accident, Risques Divers SA...............     France
Achte SIB Beteiligungs-
  Aktiengesellschaft......................     Germany
Acmar.....................................     Maroc
ACM-Compagnie Mercur
   Aktiengesellschaft.....................     Germany
ACN 000 335 802 Limited...................     Australia
Activim...................................     France
ADAM Asia Pacific GmbH....................     Germany
ADAM Australia Ltd. ......................     Australia
ADAM Deutschland GmbH.....................     Germany
ADAM Europe GmbH..........................     Germany
ADAM Hellas S.A...........................     Greece
ADAM International GmbH...................     Germany
ADAM Singapore............................     Singapore
ADAM Taiwan...............................     Taiwan
ADAM U.S. Holding LLC.....................     Delaware
ADAM U.S. Partners GP.....................     Delaware
ADEUS Aktienregister-Service GmbH.........     Germany
Adriatica de Seguros C.A..................     Venezuela
Advance Holding AG........................     Germany
Advisa Zurich AG..........................     Switzerland
AFA.......................................     France
AFC Assecuranz- und
  Finanzvermittlungs-Contor GmbH..........     Germany
Agemis GmbH...............................     Germany
AGF 2X....................................     France
AGF AFRIQUE...............................     Ivory Coast
AGF Allianz Argentina Compania de
  Seguros Generales S.A...................     Argentina
AGF Allianz Chile Compania de
  Seguros Generales S.A. .................     Chile
AGF Allianz South America Ltda............     Brazil
AGF ALTERNATIVE 2 ANS LH..................     France
AGF ALTERNATIVE 2 ANS MIN LH..............     France
AGF ALTERNATIVE HOLDINGS
  PARTENAIRES MIN LH......................     France
AGF Ameriques D...........................     France
AGF ARC Limited...........................     United Kingdom
AGF Asac Actions..........................     France
AGF Asia..................................     Singapore
AGF Asset Management S.A..................     France
AGF Assurances Financieres................     France

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
AGF Assurfinance..........................     France
AGF Belgium Holding S.A...................     Belgium
AGF Belgium Insurance S.A.................     Belgium
AGF Benelux S.A...........................     Luxembourg
AGF Boieldieu.............................     France
AGF Brasil Seguros S.A....................     Brazil
AGF Brasil Vida...........................     Brazil
AGF Chile S.A.............................     Chile
AGF CREATIONS1............................     France
AGF CREATIONS2............................     France
AGF do Brasil Ltda........................     Brazil
AGF Euro Actions C et D...................     France
AGF Europe Convertible....................     France
AGF Financement 2.........................     France
AGF Haut Rendement........................     France
AGF Holding...............................     France
AGF Holdings UK...........................     United Kingdom
AGF HOSPITAL EURO L.......................     France
AGF HOSPITAL EURO LM......................     France
AGF Hospitaliers Monde....................     France
AGF Immobilier............................     France
AGF Indonesia.............................     Indonesia
AGF Informatique..........................     France
AGF Insurance Limited.....................     United Kingdom
AGF International.........................     France
AGF Inversiones S.A.......................     Argentina
AGF La Lilloise...........................     France
AGF Life Luxembourg S.A...................     Luxembourg
AGF Marches Emergents.....................     France
AGF Multi Alternatives L..................     France
AGF Multi Alternatives LM.................     France
AGF Opera.................................     France
AGF Opti Index............................     France
AGF Pension Trustees......................     United Kingdom
AGF Private Equity........................     France
AGF Projet Management Ltd.................     Great Britain
AGF RAS Holding BV........................     Netherlands
AGF Re Luxembourg.........................     Luxembourg
AGF Richelieu.............................     France
AGF Saint-Marc............................     France
AGF Saude S.A.............................     Brazil
AGF SECURICASH L..........................     France
AGF SECURICASH LM.........................     France
AGF SECURICASH NL.........................     France
AGF Securite..............................     France
AGF UK....................................     France
AGF USA LM................................     France
AGF USA N.................................     France
AGF USA USA...............................     France
AGFimo....................................     France
AGIS Allianz Dresdner
Informationssysteme GmbH,
  Unterfohring............................     Germany
Agora Courtage............................     France
Agricola San Felice S.p.A.................     Italy
AI II Industriebesitz und
  Beteiligungen AG
  & Co. OHG...............................     Germany
AI Industriebesitz und
  Beteiligungen Isar-Amperwerke AG
  & Co. OHG...............................     Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Aiolos
  Vermogensverwaltungsgesellschaft
  MbH....................................      Germany
Airbus-Leasing
  Beteiligungsgesellschaft mbH...........      Germany
Ajax Insurance Holdings Limited..........      United Kingdom
Alba Allgemeine Versicherungs-
  Gesellschaft...........................      Switzerland
Albertini & C. SGR pA (vormals A.
  D. Gestioni SGR pA)....................      Italy
Albertini & C. SIM pA....................      Italy
Alexander Kralis Ltd. ...................      Greece
Alfa Trade Corporation spol s.r.o. ......      Czech Republic
Alico-Beteiligungsgesellschaft mbH.......      Germany
Alida Grundstucksgesellschaft
  mbH & Co. KG...........................      Germany
Alida Grundstucksverwaltungs
  GmbH...................................      Germany
ALLAGO AG................................      Germany
Allianz Australian (Run-Off)
  Limited................................      Australia
Allianz (Canadian) Insurance
  Management Inc.........................      Canada
Allianz (UK) Ltd.........................      United Kingdom
Allianz AADB Fonds.......................      Germany
Allianz ABS Fonds........................      Germany
Allianz AGF MAT UK Holding...............      Great Britain
Allianz Alpic Finance Company Ltd. ......      India
Allianz America Latina S.C. Ltda. .......      Brazil
Allianz Asset Management (Ltd.)..........      HongKong
Allianz Asset Management Ltd.............      United Kingdom
Allianz Asset Management.................      Switzerland
Allianz Australia Workers
  Compensation (Victoria)
  Limited................................      Australia
Allianz Australia Advantage
  Ltd....................................      Australia
Allianz Australia Employee
  Share Plan Pty Ltd.....................      Australia
Allianz Australia Finance Holdings
  Pty Ltd................................      Australia
Allianz Australia Insurance
  Limited................................      Australia
Allianz Australia International
  Limited................................      Australia
Allianz Australia Limited................      Australia
Allianz Australia Services (No. 2) ......      Australia
Allianz Australia Services Pty
  Limited................................      Australia
Allianz Australia Workers
  Compensation (NSW) Limited.............      Australia
Allianz Australia Workers
  Compensation (SA) Limited..............      Australia
Allianz Autowelt GmbH....................      Germany
Allianz BADB Fonds.......................      Germany
Allianz Beteiligungs Management
  GmbH...................................      Germany
Allianz Bulgaria Holding Company
  Ltd....................................      Bulgaria

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Allianz Bulgaria Insurance and
  Reinsurance Company Ltd................      Bulgaria
Allianz Bulgaria Life Insurance
  Company Ltd............................      Bulgaria
Allianz Bulgaria Pension Assurance
  Company Ltd............................      Bulgaria
Allianz Capital Management GmbH..........      Germany
Allianz Capital Partners GmbH............      Germany
Allianz Cash Pool LLC....................      Delaware
Allianz Center Management GmbH
  (ACM)..................................      Germany
Allianz Compagnia Italiana
  Finanziamenti S.p.A....................      Italy
Allianz Compania de Seguros y
  Reaseguros S.A.........................      Spain
Allianz Cornhill
  Equity Investments Ltd. ...............      United Kingdom
Allianz Cornhill
  Financial Management Ltd. .............      United Kingdom
Allianz Cornhill
  Information Services Private Ltd. .....      India
Allianz Cornhill
  Insurance Company  Pension                   United Kingdom
  Fund Trustees Ltd. ....................
Allianz Cornhill Insurance PLC...........      United Kingdom
Allianz Cornhill
  Investment Properties Ltd. ............      United Kingdom
Allianz Cornhill Northern
  Ireland Limited........................      United Kingdom
Allianz Corporate Ireland
Insurance p.l.c. ........................      Ireland
Allianz Credit Card Management Co.,
   S.A. .................................      Greece
Allianz Dazhong Life Insurance
  Company Ltd............................      China
Allianz Dresdner Asset Management
   (UK) Ltd..............................      United Kingdom
Allianz Dresdner Asset
  Management  AG.........................      Germany
Allianz Dresdner Asset
  Management Hong Kong Ltd. .............      HongKong
Allianz Dresdner Asset
  Management Ltd.........................      Australia
Allianz Dresdner Asset
  Management Luxembourg S.A. ............      Luxembourg
Allianz Dresdner Asset Management of
  America LLC............................      Delaware
Allianz Dresdner Asset Management
  of America LP..........................      Delaware
Allianz Dresdner Asset Management
  of America Inc. .......................      Delaware
Allianz Dresdner Asset Management
  U.S. Equities LLC......................      Delaware
Allianz Dresdner Asset Management
  U.S. Equities LLC......................      Delaware
Allianz Dresdner Bauspar AG..............      Germany
Allianz Dresdner Funds Ltd. .............      United Kingdom
Allianz Dresdner I-1, S.A. de C.V.
  SIEFORE................................      Mexico
Allianz Dresdner Management Services
  (UK) Ltd. .............................      United Kingdom

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Allianz Dresdner Mutual Fund
  Management Co. S.A. ...................      Greece
Allianz Dresdner Pension
  Consult GmbH...........................      Germany
Allianz Dresdner Pensionsfonds AG........      Germany
Allianz Dresdner Securities Investment
  Consulting Company Ltd.................      Taiwan
Allianz Education Fund Inc. .............      Canada
Allianz Education Funds International
  LLC....................................      Minnesota
Allianz EFU Health Insurance
  Ltd....................................      Pakistan
Allianz Elementar
  Lebensversicherungs-
  Aktiengesellschaft.....................      Austria
Allianz Elementar Versicherungs-
  Aktiengesellschaft.....................      Austria
Allianz Elementar Werkkuchen-
  Betriebsgesellschaft mbH.............        Austria
Allianz Europe Ltd. .....................      Netherlands
Allianz FADB Fonds.......................      Germany
Allianz Far East Holding GmbH............      Germany
Allianz Finance B.V......................      Netherlands
Allianz Finance Corporation..............      Delaware
Allianz Finance II B.V...................      Netherlands
Allianz Finanzbeteiligungs GmbH..........      Germany
Allianz FinanzInvest Beratungs
  Ges.mbH................................      Austria
Allianz Fire and Marine Insurance
  Japan Ltd..............................      Japan
ALLIANZ FRANCE...........................      France
Allianz General Insurance Company
  S.A...................................       Greece
Allianz General Insurance Korea Ltd. ...       Korea
Allianz General Insurance Malaysia
  Berhad p.l.c..........................       Malaysia
Allianz GLA Fonds.......................       Germany
Allianz Global Risks
  Ruckversicherungs-AG..................       Germany
Allianz Global Risks US
  Insurance Company.....................       California
Allianz GLR Fonds.......................       Germany
Allianz GLU Fonds.......................       Germany
Allianz HAI 2 Fonds.....................       Germany
Allianz Hedge Fund P. (Caymen) .........       Cayman Islands
Allianz Hedge Fund P. SARL..............       Delaware
Allianz Hedge Fund Parners LP...........       Delaware
Allianz Hedge Fund Partners
  Holdings LP...........................       Delaware
Allianz Hedge Fund Partners, Inc. ......       Delaware
Allianz HKV-Fonds.......................       Germany
Allianz Hungaria
  Biztosito Rt..........................       Hungary
Allianz Immobilien GmbH.................       Germany
Allianz Immobilienfonds 1 KG............       Germany
Allianz Immobilienfonds GmbH............       Germany
Allianz Individual Insurance
  Group LLC.............................       Minneapolis
Allianz Informatik
  Beteiligungsgesellschaft mbH..........       Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Allianz Insurance (Hong Kong)
  Limited...............................       HongKong
Allianz Insurance (Hong Kong)
  Limited...............................       HongKong
Allianz Insurance Company of
  Canada................................       Canada
Allianz Insurance Company of
  Singapore Pte. Ltd....................       Singapore
Allianz Insurance Holding Company
  GmbH..................................       Germany
Allianz Insurance Investments Pty
  Ltd...................................       Australia
Allianz Insurance Limited...............       South Africa
Allianz Insurance Management Asia
  Pacific Pte. Ltd......................       Singapore
Allianz International Ltd. .............       United Kingdom
Allianz Invest Kapitalanlage
  GmbH..................................       Austria
Allianz Investment 1 B.V. ..............       Netherlands
Allianz Investment 2 B.V. ..............       Netherlands
Allianz Investment 3 B.V. ..............       Netherlands
Allianz Investment 4 B.V. ..............       Netherlands
Allianz Investment 5 B.V. ..............       Netherlands
Allianz Investment 6 B.V. ..............       Netherlands
Allianz Investment 7 B.V. ..............       Netherlands
Allianz Investment 8 B.V. ..............       Netherlands
Allianz Investment 9 B.V. ..............       Netherlands
Allianz Investment 10 B.V. .............       Netherlands
Allianz Investment 11 B.V. .............       Netherlands
Allianz Investment 12 B.V. .............       Netherlands
Allianz Investment 13 B.V. .............       Netherlands
Allianz Investment 14 B.V. .............       Netherlands
Allianz Investment 15 B.V. .............       Netherlands
Allianz Investment Bank AG
  (A.I.B.)..............................       Austria
Allianz Investment Company LLC..........       Connecticut
Allianz Investment Management B.V. .....       Netherlands
Allianz Ireland p.l.c. .................       Ireland
Allianz Irish Life Holdings
  p.l.c.................................       Ireland
Allianz Kundenservice
  Gesellschaft mbH......................       Austria
Allianz Leben Private Equity Fonds Plus
  GmbH..................................       Germany
Allianz Lebensversicherungs-AG..........       Germany
Allianz Life Insurance                         Korea
  Company Ltd...........................
Allianz Life Insurance Company of
  North America.........................       Minnesota
Allianz Life Insurance Company
  S.A...................................       Greece
Allianz Life Insurance Malaysia
  Berhad p.l.c..........................       Malaysia
Allianz Life Insurance
  of New York...........................       New York
Allianz Marine & Aviation France........       France
Allianz Marine & Aviation
  Versicherungs-AG......................       Germany
Allianz Marine (UK) Ltd. ...............       United Kingdom

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Allianz Mexico S.A.
  Compania de Seguros..................       Mexico
Allianz MRD Fonds......................       Germany
Allianz Nederland Groep NV.............       Netherlands
Allianz Nederland Levens-
  Verzekering N.V. ....................       Netherlands
Allianz Nederland Schade-
  Verzekering N.V. ....................       Netherlands
Allianz New Zealand Limited............       New Zealand
Allianz Objektbeteiligungs- GmbH.......       Germany
Allianz of America Corp................       New York
Allianz of America, Inc................       Delaware
Allianz of Asia-Pacific and Africa
  GmbH.................................       Germany
Allianz of Canada, Inc.................       Canada
Allianz of South Africa
  (Proprietary) Ltd....................       South Africa
Allianz Osteuropa
  Vermogensverwaltungsgesellschaft
  MbH..................................       Germany
Allianz Pensionskasse AG...............       Austria
Allianz Pensionskasse AG...............       Germany
Allianz PIMCO Capital
  Managers GmbG........................       Germany
Allianz pojist'ovna a.s. ..............       Czech Republic
Allianz President General
  Insurance............................       Taiwan
Allianz President Life
  Insurance............................       Taiwan
Allianz Private Equity GmbH............       Germany
Allianz Private Equity Holding
  GmbH.................................       Germany
Allianz Private Equity Partners
  GmbH.................................       Germany
Allianz Private Equity Partners
  Inc. ................................       New York
Allianz Private
  Krankenversicherungs-AG..............       Germany
Allianz ProzessFinanz GmbH.............       Germany
Allianz PV WS Fonds....................       Germany
Allianz Re Dublin Ltd. ................       Ireland
Allianz Real Estate Corporation........       Delaware
Allianz Rechtsschutz-Service
  GmbH.................................       Germany
Allianz Rentas Vitalicias..............       Mexico
Allianz Risk Consultant SRL............       Romania
Allianz Risk Consultants B.V. .........       Netherlands
Allianz Risk Consultants Inc. .........       California
Allianz Risk Transfer..................       New York
Allianz Risk Transfer AG...............       Switzerland
Allianz Risk Transfer (Bermuda) Ltd. ..       Bermuda
Allianz Risk Transfer N.V. ............       Netherlands
Allianz Romania SA.....................       Romania
Allianz S.A., A.S.  Agencia
  de Seguros...........................       Spain
Allianz Services (UK) Limited..........       United Kingdom
Allianz Services Sp. Z o.o. ...........       Poland
Allianz Servicios Tecnicos,
  A.I.E. ..............................       Spain
Allianz Share Scheme
  Trustees Limited.....................       United Kingdom

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Allianz Sociedad de Valores S.A. ......        Spain
Allianz Societe Financiere S.a.r.l. ...        Luxembourg
Allianz Subalpina Societa di
  Assicurazioni e Riassicurazioni
  S.p.A. ..............................        Italy
Allianz Suisse Immoblilien AG..........        Switzerland
Allianz Suisse Lebensversicherungs-
  Gesellschaft.........................        Switzerland
Allianz Suisse Personal Financial
  Services AG..........................        Switzerland
Allianz Suisse Versicherungs-
  Gesellschaft.........................        Switzerland
Allianz Taunusanlage GbR...............        Germany
Allianz Technical Service Inc. ........        Delaware
Allianz Tiriac Insurance S.A...........        Romania
Allianz Underwriters Insurance
  Company..............................        California
Allianz Venture Partners Beteiligungs-
  GmbH.................................        Germany
Allianz Venture Partners GmbH                  Germany
Allianz Versicherungs-AG...............        Germany
Allianz VKA Fonds......................        Germany
Allianz VKBR-Fonds.....................        Germany
Allianz VKRD-Fonds.....................        Germany
Allianz VLBR-Fonds.....................        Germany
Allianz VSR Fonds......................        Germany
Allianz VVB Fonds......................        Germany
Allianz Wohneigentum GmbH..............        Germany
Allianz Worldwide Care Ltd.............        Ireland
Allianz Zagreb d.d.....................        Croatia
Allianz ZB d.o.o. Company for the
  Management of an Obligatory
  Pension Fund.........................        Croatia
Allianz ZB d.o.o. Company of the
  Management of Voluntary Pension
  Funds,  Zagreb.......................        Croatia
Allianz Zentrum fur Technik
  GmbH.................................        Germany
Allianz Zivnobanka penzijni
  fond as..............................        Czech Republic
Allianz-ALD-Fonds......................        Germany
Allianz-ALIK-Fonds.....................        Germany
Allianz-AVI-1 Fonds....................        Germany
Allianz-AVM-B-Fonds....................        Germany
Allianz-BRD-Fonds......................        Germany
Allianz-DESTO-AR-Fonds.................        Germany
Allianz-DESTO-Fonds....................        Germany
Allianz-DGD-Fonds......................        Germany
Allianz-DRD-Fonds......................        Germany
Allianz-EAI-Fonds......................        Germany
Allianz-EFI-1-Fonds....................        Switzerland
Allianz-FAD-Fonds......................        Germany
Allianz-FRD-Fonds......................        Germany
Allianz-HAI-1-Fonds....................        Germany
Allianz  HME  1  Fonds.................        Germany
Allianz-Invest-11, Division
  Leben/Kranken........................        Austria
Allianz-Invest-11, Division S/U .......        Austria
Allianz-Invest-12, Division
  Leben/Kranken........................        Austria

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Allianz-Invest-12, Division SU ........        Austria
Allianz  Invest  Spezial  2............        Austria
Allianz  Invest  Spezial  3............        Austria
Allianz  LAD  Fonds....................        Germany
Allianz  LBR  Fonds....................        Germany
Allianz  LFE  Fonds....................        Germany
Allianz  LRD  Fonds....................        Germany
Allianz  PV  1  Fonds..................        Germany
Allianz  RFG  Fonds....................        Germany
Allianz  RMO  1  Fonds.................        Germany
Allianz  SALCO  Fonds..................        Germany
Allianz  SDR  Fonds....................        Germany
Allianz  SOA  Fonds....................        Germany
Allianz  SWAG  Fonds...................        Germany
Allianz  UGD  1  Fonds (UPR)...........        Germany
Allianz  VAD  Fonds....................        Germany
Allianz  VAE  Fonds....................        Germany
Allianz  VGI  1  Fonds (UPR)...........        Germany
Allianz  VGL  Fonds....................        Germany
Allianz  VIA  Fonds, Division SU.......        Switzerland
Allianz-PacLife Partners LLC...........        Delaware
Allianz-Slovenska poist'ovna a.s.......        Slovakia
ALLVOR AG..............................        Switzerland
ALV Vermogensverwaltungs-
  gesellschaft AG......................        Austria
Am Anger Immobilienverwaltungs-
  GmbH.................................        Germany
Am Anger Verwaltungs-GmbH
  & Co. KG.............................        Germany
Amaya AG...............................        Switzerland
Amaya Compania de Seguros y
  Reaseguros SA........................        Spain
American Automobile Insurance
  Company..............................        Missouri
American Credit Indemnity
  Services.............................        Maryland
Antoniana Veneta Popolare
  Assicurazioni S.p.A..................        Italy
Antoniana Veneta Popolare
  Vita S.p.A...........................        Italy
Aquila Beteiligungsgesellschaft
  mbH..................................        Germany
Aquila  International  Fonds...........        Austria
Arab International Insurance
  Company S.A.E........................        Egypt
Arab International Life Assurance
  Company S.A.E........................        Egypt
ARC Services...........................        United Kingdom
Arcalis................................        France
Ares-
  Vermogensverwaltungsgesellschaft
  MbH..................................        Germany
Arlon Properties S.A...................        Luxembourg
ARSA BV................................        Netherlands
Artemis Nominees Ltd...................        HongKong
AS Industriebesitz und
  Beteiligungen Allianz
  Versicherungs-AG & Co. OHG...........        Germany
Asopos
  Vermogensverwaltungsgesellschaft
  mbH..................................        Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
ASREX....................................      France
Assimediass S.r.l........................      Italy
ASSISTANCE AND SERVICES
  CORPORATION OF IRELAND
  "A.S.C.I.".............................      Ireland
Assistance, Courtage d'Assurance
  et de Reassurance......................      France
Associated Group Benefits Ltd............      Canada
Associated Indemnity Corporation.........      California
Association Program Managers,
  Inc....................................      Illinois
Assurance Finance Europe
  (AFI Europe)...........................      France
Assurance Vie et Prevoyance
  (AVIP IARD) SA.........................      France
Assurance Vie et Prevoyance
  (AVIP) SA..............................      France
Assurances Federales BV..................      France
Assurances Federales.....................      France
Assurances Generales de
  France Iart S.A........................      France
Assurances Generales de
  France Vie S.A.........................      France
Assurances Generales de
  France.................................      France
Athena Gestion...........................      France
Athena...................................      France
Atrium SAS...............................      France
Atropos
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
Auslands-Incasso-Bank GmbH...............      Germany
Auto Assist SARL.........................      Thailand
Axioma Insurance
  (Cyprus) Ltd...........................      Cyprus
AZ General Insurance Vietnam.............      Vietnam
AZ Global Risk Ltd. .....................      South Africa
AZ Leben Private Equity Fonds 2001
  GmbH...................................      Germany
AZ Private Equity (UK)
  Holdings Ltd. .........................      United Kingdom
AZ Private Equity Specialised
  Investment Holding GmbH................      Germany
AZ Via Immo 3............................      France
AZ-ACI VVG mbH...........................      Germany
AZ-Alico Beteiligungsgesellschaft
  mbH & Co. KG...........................      Germany
AZ-Almuco VVG mbH........................      Germany
AZ-Aquila Beteiligungsgesellschaft
  mbH & Co. KG...........................      Germany
AZ-Arges
  Vermogensverwalgungsgesellschaft
  mbH....................................      Germany
AZ-Argos 2 VVG mbH.......................      Germany
AZ-Argos 3 VVG mbH.......................      Germany
AZ-Argos 4 VVG mbH.......................      Germany
AZ-Argos 5 VVG mbH.......................      Germany
AZ-Argos 6 VVG mbH.......................      Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
AZ-Argos 9 VVG mbH.......................      Germany
AZ-Argos 10 VVG mbH......................      Germany
AZ-Argos 11 VVG mbH......................      Germany
AZ-Argos 12 VVG mbH......................      Germany
AZ-Argos 13 VVG mbH......................      Germany
AZ-Argos 14 VVG mbH......................      Germany
AZ-Argos 15 VVG mbH......................      Germany
AZ-Argos 16 VVG mbH......................      Germany
AZ-Argos 17 VVG mbH......................      Germany
AZ-Argos 18 VVG mbH......................      Germany
AZ-Argos 19 VVG mbH......................      Germany
AZ-Argos 21 VVG mbH......................      Germany
AZ-Argos 22 VVG  mbH.....................      Germany
AZ-Argos 24 VVG mbH......................      Germany
AZ-AVG Beteiligungsgesellschaft
  mbH & Co. KG...........................      Germany
AZ-AZL VVG mbH...........................      Germany
AZB-1Beteiligungsgesellschaft GmbH
  & Co. KG...............................      Germany
AZB-Arges
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZB-Arion
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZF-Arges1
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZF-Arges2
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZF-Arion
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZG-Arges
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZ-LAD VVG mbH...........................      Germany
AZL-Alico
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZL-Almuco VVG mbH.......................      Germany
AZ-Lambda Beteiligungs-OHG...............      Germany
AZL-DRB VVG mbH..........................      Germany
AZ-Leben Private Equity Fonds
  1998 GmbH..............................      Germany
AZ-LIN
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZL-Nona VVG mbH.........................      Germany
AZL-Regina
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZL-SER
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZ-MPS Beteiligungsgesellschaft
  mbH & Co. KG...........................      Germany
AZ-Nona Beteiligungsgesellschaft
  mbH & Co. KG...........................      Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
AZ-Quarta Beteiligungsgesellschaft
  mbH & Co. KG...........................      Germany
AZ-Quinta
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZ-Regina Beteiligungsgesellschaft
  mbH & Co. KG...........................      Germany
AZS-Arges
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZ-SDC
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZ-SER
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZ-SGD Private Equity Fonds
  GmbH...................................      Germany
AZ-SIE Beteiligungsgesellschaft
  mbH & Co. KG...........................      Germany
AZV-Arges
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZV-Arion
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
AZV-Nona
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
BACAB S.A. ..............................      Switzerland
BAF Berlin Animation Film
  GmbH & Co. Produktions KG..............      Germany
BAF Zeichentrickfilm
  Beteiligungsgesellschaft mbH...........      Germany
Banco AGF Bresil S.A.....................      Brazil
Bank for Europe Ltd. ....................      United Kingdom
Bankhaus W. Fortmann & Sohne.............      Germany
Banque AGF S.A...........................      France
BANQUE pour l'EUROPE SA EUROPA
  BANK AG BANK for EUROPE Ltd............      Luxembourg
BARTEC AB................................      Sweden
BARTEC AS................................      Netherlands
BARTEC Barlian Industries                      Switzerland
  Holding AG.............................
BARTEC Belgium N.V. .....................      Belgium
BARTEC Benke GmbH........................      Germany
BARTEC Consult GmbH......................      Germany
BARTEC d.o.o. ...........................      Hungary
BARTEC d.o.o. ...........................      Slovenia
BARTEC Elektrotechnik GmbH...............      Austria
BARTEC Engineering + Services AG.........      Switzerland
Bartec GmbH..............................      Germany
BARTEC Ltd. .............................      Japan
BARTEC Nederland B.V. ...................      Netherlands
BARTEC Nederland
  Ultrakust Division B.V. ...............      Netherlands
BARTEC Pte Ltd. .........................      Singapore
BARTEC S.A. .............................      Spain
BARTEC s.a.r.l. .........................      France
BARTEC s.r.l. ...........................      Italien

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
BARTEC s.r.o. ...........................      Czech Republic
BARTEC Sicherheits-
  Schaltanlagen GmbH.....................      Germany
BARTEC UK Ltd. ..........................      United Kingdom
BARTEC US Corp. .........................      Oklahoma
BARTEC Varnost d.o.o. ...................      Slovenia
BAWAG Allianz
  Mitarbeitervorsorgekasse AG............      Austria
Bayerische Versicherungsbank AG..........      Germany
BD-Financial Management Ltd..............      Ireland
BERGA Grundstucks-
  Verwaltungsgesellschaft
  mbH & Co. KG...........................      Germany
Bergwitzer Braunkohle AG.................      Germany
Bernese Assicurazioni Compagnia
  Italo-Svizzera di Assicurazioni
  e Riassicurazioni S.p.A................      Italy
Bernese Assicurazioni Finanziaria
  S.p.A..................................      Italy
Bernese Vita Compagnia Italo-
  Svizzera di Assicurazioni e
  Riassicurazioni sulla Vita
  S.p.A..................................      Italy
BFC Berliner Film Companie
  Distribution GmbH......................      Germany
BFC Berliner Film Companie
  Produktions GmbH.......................      Germany
BFC Berliner Film Companie
  Studio GmbH............................      Germany
BIC......................................      Brazil
Bilan Service............................      France
BIP Arbitrage-Gesellschaft
  mbH i. L. .............................      Germany
BIP Asesoria SA..........................      Spain
BNP-AK-Dresdner Finansal
  Kiralama A.S. .........................      Turkey
BNP-Dresdner European                          Austria
  Bank AG................................
Borgo San Felice S.r.l. .................      Italy
Borrowdale Nominees Ltd..................      United Kingdom
Braun & Co. Gesellschaft mbH.............      Austria
Bridge Re Limited........................      Massachusetts
British Financial Union Ltd..............      United Kingdom
British Reserve Insurance Co.
  Ltd....................................      United Kingdom
Buck Consultants Ireland.................      Ireland
Buck Heissmann B.V. NL...................      Netherlands
Buck Heissmann International
  Services GmbH..........................      Germany
Buck Heissmann S.L., E...................      Spain
Buck Heissmann Sarl, CH..................      Switzerland
Buizerlann...............................      Netherlands
Bulgaria Net Co. Ltd.....................      Bulgaria
Bureau d'Expertises Despretz
  S.A....................................      Belgium
Burgel Beteiligungs GmbH.................      Germany
Burgel Erfurt Beteiligungsgesellschaft
  mbH....................................      Germany
Burgel Erfurt GmbH & Co. KG..............      Germany
Burgel Wirtschaftsinformationen AG
  Zurich.................................      Switzerland

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Burgel Wirtschaftsinformationen
  GmbH & Co. KG..........................      Germany
Burgel Wirtschaftsinformationen
  Hamburg GmbH...........................      Germany
Burgel Wirtschaftsinformationen
  Vertriebsgesellschaft mbH..............      Germany
Burgel Wirtschaftsinformationen
  Verwaltungs-GmbH.......................      Germany
Cabinet Terlier SARL.....................      France
Cadence Capital Management...............      Delaware
Cadence Capital Mangement Inc............      Delaware
Calypso S.A..............................      France
Camat....................................      France
CAMI COMMERZBANK ASSET                         Italy
  MANAGEMENT ITALIA SPA..................
Canada Brokerlink (Ontario)
  Inc....................................      Canada
Canada Brokerlink Inc....................      Canada
CAP......................................      France
Carene...................................      France
Carquesel Ltd............................      United Kingdom
Carwood Holdings II, Inc. ...............      Delaware
Carwood Holdings, Inc. ..................      Delaware
CASBROKERS...............................      Chile
Cathedral Limited........................      United Kingdom
Caywood Scholl Capital Management
  LLC....................................      Delaware
CBL Financial Inc. ......................      Canada
CCA......................................      France
CCB Zweite FraMu Beteiligungs GmbH.......      Germany
Cerip France.............................      France
CERT Zertifizierungsgesellschaft
  mbH....................................      Germany
Chicago Auto Insurance Service,
  Inc....................................      Illinois
Chicago Insurance Company................      Illinois
CIC Allianz Insurance Ltd. ..............      Australia
City of Westminster
  Insurance Company Ltd. ..................    United Kingdom
Claims Consultancy & Investigation
  Services Limited.......................      Ireland
Classic Finance BV.......................      Netherlands
CLB S.a.r.l. ............................      Luxembourg
CLS Group Holdings AG....................      Germany
Club Marine (N.Z.) Ltd...................      New Zealand
Club Marine Limited......................      Australia
Codinf Services..........................      France
CODINF...................................      France
Cofreph..................................      France
Colseguros Capitalizacion................      Colombia
Colseguros Generales S.A.................      Colombia
Colseguros Vida S.A......................      Colombia
Colserauto...............................      Colombia
Comercial de seguros
  de asistencia S.L. ....................      Spain
Commercial Bank Allianz
  Bulgaria Ltd. .........................      Bulgaria
Commerzbank  LEBENCO  Fonds..............      Germany
Compagnie d'Assurance de
  Protection Juridique S.A...............      Switzerland

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Compagnie de Gestion et
  Prevoyance.............................      France
Compagnie Financiere pour la
  Realisation d'Operations
  Immobilieres "COFIDIM".................      France
Companhia de Seguros Allianz
  Portugal S.A...........................      Portugal
Compania Colombia De
  Inversion Colseguros S.A. .............      Colombia
COMPANIA DE ASISTENCIA
  SUDAMERICANA S.A. (CAS SA).............      Chile
Comptoir Financier de Garantie
  (C.F.G.)...............................      France
Continental Can Europe Services
  B.V.i.l. ..............................      Netherlands
Continental Plastics
  Europe GmbH i.L. ......................      Germany
Coparc...................................      France
Cornhill Insurance (Guernsey)
  Ltd....................................      United Kingdom
Cornhill Investments Properties
  Ltd....................................      United Kingdom
Cornhill Trustee (Guernsey)
  Ltd....................................      United Kingdom
Cornhill Unit Trust Managers
  Ltd....................................      United Kingdom
Corporate Secretaries (Jersey)
  Ltd....................................      United Kingdom
Corporate Services (Guernsey)
  Ltd....................................      United Kingdom
Corsetec.................................      Brazil
COTINCO Assessoria Empresarial Ltda......      Brazil
COTINCO Beratungsgesellschaft mbH........      Germany
COTINCO Consultora Tecnica,
  Industrial y Comercial SA..............      Mexico
Courtage de Nogent-Le Perreux............      France
Credit Lyonnais Capital 1................      Luxembourg
Credito Argentino Germanico SA...........      Argentina
Credito Germanico S.A. ..................      Uruguay
CreditRas Assicurazioni S.p.A............      Italy
CreditRas Vita S.p.A.....................      Italy
Crop Growers Corporation.................      Delaware
Crop Growers Insurance Services
  Inc....................................      Washington
Cros Belcher Investissements.............      France
DAG Management and Trading
  Comapny Ltd. ..........................      Cayman Islands
DARTA SAVING LIFE
  ASSURANCE LTD. ........................      Ireland
Dazix Rentals Ltd........................      United Kingdom
dbi Global Equity Portfolio..............      Germany
DBI Insurance Company
  Ltd. ..................................      United Kingdom
DBI-AVM-Fonds............................      Germany
DBI-HK1-827-Fonds........................      Germany
dbi-Fonds AKAR...........................      Germany
dbi-Fonds AKAS...........................      Germany
dbi-Fonds Ammerland......................      Germany
dbi-Fonds BAG............................      Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
dbi-Fonds DAV............................      Germany
dbi-Fonds DBLA...........................      Germany
dbi-Fonds DF.............................      Germany
dbi-Fonds MAXIMILIAN.....................      Germany
dbi-Fonds Ostfriesland...................      Germany
dbi-Fonds WE.............................      Germany
DDS Dresdner Direktservice GmbH..........      Germany
DEGI Deutsche Gesellschaft fur
  Immobilienfonds mbH....................      Germany
Delaware Valley Investment
  Services LLC...........................      Delware
Delcon Finanz AG.........................      Switzerland
Delta-Vermogensverwaltungs-
  Gesellschaft mbH.......................      Germany
DET Beteiligungsgesellschaft
  mbH i. L. .............................      Germany
Deutsche Aussenhandels-Gesellschaft
  mbH....................................      Germany
Deutsche Lebensversicherungs-AG..........      Germany
Deutscher Investment Trust
  limited Liability Company..............      Russian Republic
DEUTSCHER INVESTMENT-TRUST
  Gesellschaft fur
  Wertpapieranlagen mbH..................      Germany
DFV Deutsche Fonds- und
  Vorsorgeberatungs GmbH.................      Germany
Dieznet Comercio Eloctronico, SA.........      Spain
Dimensione S.R.L.........................      Italy
DirecDial Financial Services
  Limited................................      Australia
Disko-Flug Vermietungsgesellschaft
  mbH i. L. .............................      Germany
DIT FONDS ALSI...........................      Germany
DIT FONDS EEE............................      Germany
DIT FONDS PV-RD..........................      Germany
DK Capital Advisory Services
  (India) Private Ltd. ..................      India
DKNA Phoenix LLC.........................      Delaware
DMC Dresdner Management Consult
  GmbH...................................      Germany
DMC Dresdner Management Consult
  South East Asia Pte Ltd................      Singapore
DOF, Enterprise Unipersonelle a
  Responsabilite Limitee.................      France
Domestic Insurance Services
  Ltd....................................      United Kingdom
Donator Beteiligungsverwaltung GmbH......      Germany
DORANA Dreiundvierzigste
  Verwaltungsgesellschaft mbH............      Germany
DR Gesellschaft fur Diagnostik und
  Rehabilitation mbH.....................      Germany
Dr. Dr. Heissmann GmbH
  Unternehmensberatung fur
  Versorgung & Vergutung.................      Germany
Drager KB GmbH...........................      Germany
DRCM INDICE JAPON L......................      France
DreCan Holding Ltd.......................      Canada
Drechsel Beleggingen BV..................      Netherlands
Dreiundzwanzigste DRESIB
  Beteiligungs-Gesellschaft mbH..........      Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Dreizehnte FraMu
  Beteiligungs GmbH......................      Germany
Dreizehnte SIB Beteiligungs-
  Aktiengesellschaft.....................      Germany
Dresdner Advisors LLC....................      Delware
Dresdner Asset Management
  (UK)  Ltd..............................      United Kingdom
Dresdner Asset Management
  Brasil S/A Distribuidora de Titulos
  e Valores Mobiliarios..................      Brazil
Dresdner Asset Management
  Ltd....................................      Singapore
Dresdner Asset Management................      Brazil
Dresdner Bank (Hungaria) Rt..............      Hungary
Dresdner Bank (Ireland) plc..............      Ireland
Dresdner Bank (Schweiz) AG...............      Switzerland
Dresdner Bank AG.........................      Germany
Dresdner Bank Berlin Finanz-Service
  i.L. GmbH..............................      Germany
Dresdner Bank Berlin Immobilien-
  Service GmbH...........................      Germany
Dresdner Bank Brasil S.A. Corretora
  de Cambio, Titulos e Valores
  Mobiliarios............................      Brazil
Dresdner Bank Brasil SA Banco
  Multiplo...............................      Brazil
Dresdner Bank Canada -- Banque
  Dresdner du Canada  -- ................      Canada
Dresdner Bank Croatia dd.................      Croatia
Dresdner Bank CZ as......................      Czech Republic
Dresdner Bank Gestions France............      France
Dresdner Bank Lateinamerika AG...........      Germany
Dresdner Bank Lateinamerika..............      Chile
Dresdner Bank Luxembourg SA..............      Luxembourg
Dresdner Bank Polska S.A. ...............      Poland
Dresdner Bank ZAO........................      Russian Republic
Dresdner BdW
  Beteiligungsverwaltungsgesellschaft
  mbH & Co. KG...........................      Germany
Dresdner Brasil Representacoes Ltda......      Brazil
Dresdner Brasil Servicos Ltda............      Brazil
Dresdner Brasil, Participacoes e
  Servicos Overseas Ltda.................      Portugal
Dresdner Brazil Finance Ltd..............      Cayman Islands
Dresdner Capital International
  Kapitalanlagegesellschaft
  mbH i.  L..............................      Germany
Dresdner Capital LLC I...................      Delaware
Dresdner Capital LLC II..................      Delaware
Dresdner Capital LLC III.................      Delaware
Dresdner Capital LLC IV..................      Delaware
Dresdner Capital LLC V...................      Delaware
Dresdner Capital LLC VI..................      Delaware
Dresdner Capital LLC VII.................      Delaware
Dresdner Corporate Finance GmbH..........      Germany
Dresdner Finance BV......................      Netherlands
Dresdner Finanzberatungsgesellschaft
  MbH....................................      Germany
Dresdner Finanziaria SpA.................      Italy
Dresdner Forfaitierungs
  Aktiengesellschaft.....................      Switzerland

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Dresdner Fund Administration
  (Cayman) Ltd...........................      Cayman Islands
Dresdner Gazdasagi
  Szolgaltato Kft........................      Hungary
Dresdner Gestion Privee..................      France
Dresdner Global Asset Management
  Beteiligungs-GmbH......................      Germany
Dresdner Guatemala Representacion,
  Sociedad Anonima.......................      Guatemala
Dresdner International Management
  Services Ltd...........................      Ireland
Dresdner Investments (UK) Ltd............      United Kingdom
Dresdner Kleinwort Benson Emerging
  Europe (GP) Ltd........................      United Kingdom
Dresdner Kleinwort Benson General
  Life Sciences LP.......................      New York
Dresdner Kleinwort Benson North
  America Inc............................      Delaware
Dresdner Kleinwort Benson Private
  Equity Partner LP......................      New York
Dresdner Kleinwort Benson Private
  Equity UK Limited......................      United Kingdom
Dresdner Kleinwort Benson Services
  (Guernsey) Ltd.........................      United Kingdom
Dresdner Kleinwort Benson Services
  EURL...................................      France
Dresdner Kleinwort Capital (USA)
  Inc....................................      New York
Dresdner Kleinwort Capital 1 Limited
  Partnership............................      New York
Dresdner Kleinwort Capital 1 LLC.........      United Kingdom
Dresdner Kleinwort Capital
  Advisory services Pte Ltd..............      Singapore
Dresdner Kleinwort Capital
  Advisory SpA...........................      Italy
Dresdner Kleinwort Capital Asia
  Ltd....................................      HongKong
Dresdner Kleinwort Capital Beratungs
  GmbH...................................      Germany
Dresdner Kleinwort Capital C&EE
  General Partner Ltd....................      Cayman Islands
Dresdner Kleinwort Capital Central
  & Eastern Europe GP Ltd................      Delaware
Dresdner Kleinwort Capital Emerging
  Europe Beteiligungsverwaltung
  GmbH...................................      Germany
Dresdner Kleinwort Capital
  Investment Company Ltd.................      United Kingdom
Dresdner Kleinwort Capital
  Investment Trust Ltd...................      United Kingdom
Dresdner Kleinwort Capital Italia
  Beteiligungsverwaltung GmbH............      Germany
Dresdner Kleinwort Capital Jersey Ltd....      United Kingdom
Dresdner Kleinwort Capital Life
  Sciences Managers L.P..................      Delaware
Dresdner Kleinwort Capital LLC...........      New York
Dresdner Kleinwort Capital Partners
  2001 Limited Partnership...............      Delaware
Dresdner Kleinwort Capital Tanascado
  Korlatolt Feleossegu                         Hungary

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Dresdner Kleinwort Capital UK Ltd........      United Kingdom
Dresdner Kleinwort Capital Ventures
  Management Ltd.........................      United Kingdom
Dresdner Kleinwort Capital
  Verwaltungs GmbH.......................      Germany
Dresdner Kleinwort Holdings Inc..........      New York
Dresdner Kleinwort Wasserstein
  (Argentina) SA.........................      Brazil
Dresdner Kleinwort Wasserstein
  (Canada) Ltd...........................      Canada
Dresdner Kleinwort Wasserstein
  (China) Ltd............................      HongKong
Dresdner Kleinwort Wasserstein
  (DRC) Ltd..............................      United Kingdom
Dresdner Kleinwort Wasserstein
  (Hong Kong) Ltd........................      HongKong
Dresdner Kleinwort Wasserstein
  (Japan) Limited........................      Japan
Dresdner Kleinwort Wasserstein
  (LBDP) Holdings Ltd....................      United Kingdom
Dresdner Kleinwort Wasserstein
  (LBDP) Ltd.............................      United Kingdom
Dresdner Kleinwort Wasserstein
  (Nominees) Pte. Ltd. ..................      Singapore
Dresdner Kleinwort Wasserstein
  (Services) Inc, Panama City............      Panama
Dresdner Kleinwort Wasserstein
  (South East Asia)......................      Singapore
Dresdner Kleinwort Wasserstein
  Advisory Services
  (Thailand) Ltd.........................      Thailand
Dresdner Kleinwort Wasserstein
  Asesorias y Inversiones Chile
  Ltda...................................      Chile
Dresdner Kleinwort Wasserstein
  Australia (Securitisation) Pty Ltd.....      Australia
Dresdner Kleinwort Wasserstein
  Australia Ltd..........................      Australia
Dresdner Kleinwort Wasserstein
  Beteiligungs-Gesellschaft mbH..........      Germany
Dresdner Kleinwort Wasserstein
  Derivative Investments Limited
  Limited................................      United Kingdom
Dresdner Kleinwort Wasserstein do
  Brasil s/c Ltda........................      Brazil
Dresdner Kleinwort Wasserstein
  Equipment LLC..........................      Delaware
Dresdner Kleinwort Wasserstein
  Europe Ltd.............................      United Kingdom
Dresdner Kleinwort Wasserstein
  Finance BV.............................      Netherlands
Dresdner Kleinwort Wasserstein
  Finance EURL...........................      France
Dresdner Kleinwort Wasserstein
  Finance Inc. ..........................      New York
Dresdner Kleinwort Wasserstein
  France SAS.............................      France
Dresdner Kleinwort Wasserstein
  France SCA.............................      France

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Dresdner Kleinwort Wasserstein
  Grantchester Securities Inc. ..........      Delaware
Dresdner Kleinwort Wasserstein
  Group Inc..............................      Delaware
Dresdner Kleinwort Wasserstein
  Group Ltd..............................      Great Britain
Dresdner Kleinwort Wasserstein
  Inc....................................      Delaware
Dresdner Kleinwort Wasserstein
  Leasing December (1) Ltd...............      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing December (2) Ltd...............      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing December (3) Ltd...............      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing December (4) Ltd...............      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing December (5) Ltd...............      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing December (6) Ltd. .............      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing Inc............................      Delaware
Dresdner Kleinwort Wasserstein
  Leasing International Ltd..............      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing June (1) Ltd...................      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing June (2) Ltd...................      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing June (3) Ltd...................      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing Ltd............................      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing March (1) Ltd..................      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing March (2) Ltd..................      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing March (3) Ltd..................      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing September (1) Ltd..............      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing September (3) Ltd..............      United Kingdom
Dresdner Kleinwort Wasserstein
  Leasing September (4) Ltd..............      United Kingdom
Dresdner Kleinwort
  Wasserstein LLC........................      Russian Republic
Dresdner Kleinwort
  Wasserstein Ltd........................      United Kingdom
Dresdner Kleinwort Wasserstein
  Metals Ltd.............................      United Kingdom
Dresdner Kleinwort Wasserstein
  Online Ventures Ltd....................      United Kingdom
Dresdner Kleinwort Wasserstein
  Overseas Employees Ltd.................      United Kingdom
Dresdner Kleinwort Wasserstein
  Overseas Holdings plc..................      United Kingdom
Dresdner Kleinwort Wasserstein
  Partnership 2001 LP....................      United Kingdom
Dresdner Kleinwort Wasserstein
  Partnership 2001 Ltd...................      United Kingdom

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Dresdner Kleinwort Wasserstein
  Property Management &
  Services Ltd...........................      United Kingdom
Dresdner Kleinwort Wasserstein
  Research (Malaysia)
  SDN BHD................................      Malaysia
Dresdner Kleinwort Wasserstein
  Research GmbH..........................      Germany
Dresdner Kleinwort Wasserstein
  Securities (Asia) Holdings Ltd. .......      HongKong
Dresdner Kleinwort Wasserstein
  Securities (Asia) Ltd..................      HongKong
Dresdner Kleinwort Wasserstein
  Securities (Australia) Pty Ltd.........      Australia
Dresdner Kleinwort Wasserstein
  Securities (India) Private
  Ltd....................................      India
Dresdner Kleinwort Wasserstein
  Securities France SA...................      United Kingdom
Dresdner Kleinwort Wasserstein
  Securities LLC.........................      Delaware
Dresdner Kleinwort Wasserstein
  Securities Ltd.........................      United Kingdom
Dresdner Kleinwort Wasserstein
  Securities SIM S.p.A...................      Italy
Dresdner Kleinwort Wasserstein
  Services LLC...........................      Delaware
Dresdner Kleinwort Wasserstein
  Servicios y Asesorias Ltda.............      Ivory Coast
Dresdner Kleinwort Wasserstein sp
  zoo....................................      Poland
Dresdner Lateinamerika Financial
  Advisors LLC...........................      Florida
Dresdner Lateinamerika S.A.
  Corredores de Bolsa....................      Chile
Dresdner Management Institut GmbH........      Germany
Dresdner Pension Fund Holdings
  LLC....................................      Delaware
Dresdner Polska Sp.z.o.o. ...............      Poland
Dresdner Private Placement
  GmbH & Co. SREI KG.....................      Germany
Dresdner Private Placement
  GmbH...................................      Germany
Dresdner RCM Distributors LLC............      California
Dresdner RCM Finances....................      France
Dresdner RCM Gestion.....................      France
Dresdner RCM Global Investors
  (Jersey) Australia.....................      Australia
Dresdner RCM Global Investors
  (Jersey) HongKong......................      HongKong
Dresdner RCM Global Investors
  (Jersey) Ltd...........................      United Kingdom
Dresdner RCM Global Investors
  (Jersey) Taiwan........................      Taiwan
Dresdner RCM Global Investors
  Commingled Funds LLC...................      California
Dresdner RCM Global Investors Hong
  Kong Ltd...............................      HongKong
Dresdner RCM Global Investors
LLC......................................      Delaware

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Dresdner RCM Global Investors
  Pacific Ltd. ..........................      Bermuda
Dresdner RCM Global Investors US
  Holdings LLC...........................      Delaware
Dresdner RCM Nominee Services Ltd........      United Kingdom
Dresdner RCM Strategic Holdings (HK) Ltd.      HongKong
Dresdner RCM Trust Company...............      California
Dresdner Securitized Products GmbH.......      Germany
Dresdner Symphonica Management S.A. .....      Luxembourg
Dresdner U.S. Finance Inc................      Delaware
Dresdner Versicherung GmbH...............      Germany
Dresdner
  Wirtschaftsdienstleistungsgesellschaft
  mit beschrankter Haftung...............      Hungary
Dresdner Zahlungsverkehrsservice
  GmbH...................................      Germany
dresdnerbank investment management
  Kapitalanlagegesellschaft mbH..........      Germany
DresdnerGrund-Fonds......................      Germany
Dresdner-RCM (Mexico) Operadora
  De Fondos, S. A. de C. V. .............      Mexico
DreTec Software Ltd......................      Ireland
Dritte DRESIB Beteiligungs-
  Gesellschaft mbH.......................      Germany
Dritte FraMu Beteiligungs GmbH...........      Germany
Dritte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG..............      Germany
Dritte SIB Beteiligungs-
  Aktiengesellschaft.....................      Germany
Dritte Sonnenplatz Beteiligungs-
  Gesellschaft mbH.......................      Germany
Drk Capital (Czech Republic) sro.........      Czech Republic
DrKW Asset Finance Ltd...................      United Kingdom
DRKW EIV Manager,Inc. ...................      Delaware
DrKW Equipment Finance (June) Ltd........      United Kingdom
DrKW Equipment Finance Ltd...............      United Kingdom
DrKW Finance LLC.........................      Delaware
DrKW Fleet Finance (June) Ltd............      United Kingdom
DrKW Fleet Finance (March) Ltd...........      United Kingdom
DrKW Fleet Finance (September) Ltd.......      United Kingdom
DrKW Fleet Finance Ltd...................      United Kingdom
DrKW Holdings II, Inc. ..................      Wilmington
DrKW Holdings LLC........................      Wilmington
DrKW Holdings, Inc. .....................      Wilmington
DrKW Industrial Leasing Ltd..............      United Kingdom
DrKW Services (Guernsey) Ltd. ...........      United Kingdom
DrKW Standby Nominees Ltd................      United Kingdom
egemis GmbH..............................      Germany
EIF Power Funds..........................      United Kingdom
Einundzwanzigste DRESIB
  Beteiligungs-Gesellschaft mbH..........      Germany
El Fenix Espanol S.A. (EFE)..............      Spain
Elco Leasing Ltd.........................      United Kingdom
ELF Technologies Limited.................      Ireland
Elfte FrauMu Beteiligungs GmbH...........      Germany
Elfte SIB Beteiligungs-
  Aktiengesellschaft.....................      Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Elfte Sonnenplatz Beteiligungs-
  Gesellschaft mbH.......................      Germany
ELUCYDEE.................................      France
ELVIA Assistance GmbH....................      Austria
ELVIA Assistance Kft. (Ltd.).............      Hungary
ELVIA Assistance s.r.o...................      Czech Republic
ELVIA Reiseversicherungs-
  Gesellschaft AG........................      Switzerland
ELVIA S.p.z.o.o..........................      Poland
ELVIA Service S.r.l......................      Italy
ELVIA Travel Insurance
  International N.V......................      Netherlands
ELVIASeg S.A.............................      Spain
ELVIASSIST Servicos de Assistencia
  24 Horas LDA...........................      Portugal
EmployersLink Corporation................      Delaware
Empresa de Inversiones S.A. .............      Peru
Energy Insurance Company Ltd.............      Bulgaria
ENTENIAL.................................      France
EP Euro-Projektentwicklungs GmbH
  & Co. Objekt 1 KG......................      Germany
EP Euro-Projektentwicklungs GmbH
  & Co. Objekt Am Markt
  Chemnitz KG............................      Germany
EP Euro-Projektentwicklungs- GmbH & Co.
  Objekt Koln-Porz KG....................      Germany
EP Euro-Projektentwicklungs-
  Verwaltungs GmbH.......................      Germany
Epsiiclinica.............................      France
Ernst Vigener GmbH & Co. KG..............      Germany
Erobon Ltd...............................      United Kingdom
Erste DRESIB Beteiligungs-
  Gesellschaft mbH.......................      Germany
Erste FraMu Beteiligungs GmbH............      Germany
Etablissement Nomeco SA..................      France
Eta-Vermogensverwaltungsgesellschaft mbH.      Germany
ETI Australia Pty Ltd....................      Australia
Etoile Fonciere et Immobiliere...........      France
EULER  SERVICIOS DE CREDITO..............      Spain
Euler -- SFAC Recouvrement...............      France
Euler & Hermes Germany GmbH..............      Germany
Euler & Hermes Germany GmbH..............      Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Euler Hermes Cescob,
  uverova pojist'ovna A.S. ..............      Czech Republic
Euler Hermes Credit
  Insurance Belgium S.A. (N.V.) .........      Belgium
Euler Hermes Credit
  Services (JP) Ltd. ....................      Japan
Euler Hermes Credit
  Underwriters HongKong Ltd..............      HongKong
Euler Hermes Forderungs-
  management GmbH........................      Germany
Euler Hermes Gesellschaft fur
  Finanzdienstleistungen mbH.............      Germany
Euler Hermes Gesellschaft fur
  Informationsdienstleistungen...........      Germany
Euler Hermes Guarantee plc. .............      United Kingdom
Euler Hermes Interborg N.V. .............      Netherlands
Euler Hermes Krediet-
  Verzekering NV.........................      Netherlands
Euler Hermes Kreditforsakring
  Norden AB..............................      Sweden
Euler Hermes
  Kreditvericherungs-AG..................      Germany
Euler Hermes
  Kreditverzekering NV...................      Netherlands
Euler Hermes Magyar
  Hitelbiztosito Rt. ....................      Hungary
Euler Hermes Magyar
  Koveteleskezelo........................      Hungary
Euler Hermes Rating GmbH.................      Germany
Euler Hermes Risk
  Management GmbH & Co. KG...............      Germany
Euler Hermes Risk
  Management Verwaltungs-GmbH............      Germany
Euler Hermes S.A. .......................      France
Euler Hermes Seguros
  De Credito S.A. .......................      Brazil
Euler Hermes Services AG.................      Switzerland
Euler Hermes Services
  Belgium S.A. ..........................      Belgium
Euler Hermes Servicii
  Financiare.............................      Romania
Euler Hermes Servis s.r.o. ..............      Slovakia
Euler Hermes SFAC S.A. ..................      France
Euler Herme SIAC S.p.A. .................      Italy
Euler Hermes Sudosteuropa
  Versicherungsholding GesmbH                  Austria
Euler Hermes UK plc w.e.f. ..............      United Kingdom
Euler Hermes plc.........................      United Kingdom
Euler Hermes Versicherungs-
  Beteiligungen GmbH.....................      Germany
Euler Hermes Zarzadzanie
  Ryzkiem Sp. z.o.o. ....................      Poland
Euler Hermes, Anna Kozinska -
  Kancelaria Prawna sp.k. ...............      Poland
EULER Holding UK PLC.....................      United Kingdom
Euler Incorporation......................      Maryland
Euler Re.................................      Luxembourg
Euler Services...........................      France
Euler SFAC Asset Management..............      France

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Euler Sfac Notation......................      France
Eulertech................................      France
Eurl 20/22 Le Peletier...................      France
EURL 2D3.................................      France
EURL B Anat..............................      France
EURL COLLEGE CLERC.......................      France
EURL DDV.................................      France
EURL LAPEYRADE...........................      France
EURL LIVI DEVELOPPEMENT..................      France
EURL PL..................................      France
EURL RM ARROUX...........................      France
EURL ROCHER STE HELENE...................      France
Euro American Arbitrage Inc..............      Illinois
Euro Drukker Beheer......................      Netherlands
EURO GESTION.............................      France
Europe Reinsurance SA....................      Luxembourg
European Properties Inc Ltd..............      United Kingdom
European Venture Partners (General
  Partner) Ltd...........................      United Kingdom
European Venture Partners
  (Israel) Ltd. .........................      Israel
European Venture Partners
  (Sweden) AB............................      Sweden
EuroShip Assekuradeurgesellschaft
  mbH & Co. KG...........................      Germany
Eurovida S.A. Compania de
  Seguros y Reaseguros...................      Spain
Eustache.................................      France
EWA Life.................................      Luxembourg
Exchange Hire Services Ltd...............      United Kingdom
F.C.C. LOGIFIX...........................      France
FAI Allianz..............................      Australia
Failure & Risk Consulting GmbH...........      Germany
Felix Ltd................................      United Kingdom
Fenchurch Fiduciaries Ltd................      United Kingdom
Fenchurch Finance Ltd....................      United Kingdom
Fenchurch International Holdings
  Ltd....................................      United Kingdom
Fenchurch Nominees (Singapore) Pte
  Ltd....................................      Singapore
Fenchurch Nominees Ltd...................      United Kingdom
Fenchurch Nominees Ltd...................      United Kingdom
Fenchurch Properties Ltd.................      United Kingdom
Fenchurch Trust Ltd......................      United Kingdom
Fendrake Ltd.............................      United Kingdom
Fenix Directo Compania de Seguros y
  Reaseguros S.A.........................      Spain
FGI Frankfurter Gesellschaft
  fur Industriewerte mbH.................      Germany
FGL Frankfurter Gesellschaft
  fur Luftfahrtwerte mbH.................      Germany
Financiere et Fonciere Europeenne........      France
Finanztrust AG...........................      Germany
Fireman's Fund Agribusiness
  Inc....................................      Montana
Fireman's Fund Foundation................      California
Fireman's Fund Indemnity
  Corporation............................      New Jersey
Fireman's Fund Insurance Company
  of Georgia.............................      Georgia

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Fireman's Fund Insurance Company
  of Hawaii, Inc.........................      Hawaii
Fireman's Fund Insurance Company
  of Louisiana...........................      Louisana
Fireman's Fund Insurance Company
  of Missouri............................      Missouri
Fireman's Fund Insurance Company
  of Nebraska............................      Nebraska
Fireman's Fund Insurance Company
  of Ohio................................      Ohio
Fireman's Fund Insurance Company
  of Texas...............................      Texas
Fireman's Fund Insurance Company
  of Wisconsin...........................      Wisconsin
Fireman's Fund Insurance
  Company................................      California
First Building Management
  Company Ltd. ..........................      Korea
First Call Direct Limited................      Ireland
First European Alpha Beteiligungs
  GmbH...................................      Germany
First European BETA Beteiligungs
  GmbH...................................      Germany
First European DELTA Beteiligungs
  GmbH...................................      Germany
First European GAMMA Beteiligungs
  GmbH...................................      Germany
First European OMEGA Beteiligungs
  GmbH...................................      Germany
First Rate Direct Limited................      United Kingdom
Fitrust, Fiduciaire et Trustee SA........      Switzerland
Foncias Iart S.A.........................      Burkina Faso
Foncias vie S.A..........................      Burkina Faso
Fondo Film...............................      Spain
Fondsdepotbank GmbH......................      Germany
Foreign Holdings Ltd.....................      United Kingdom
FRANCE SECOURS INTERNATIONAL
  ASSISTANCE S.A.........................      France
Frank Nominees Ltd.......................      United Kingdom
Frankfurter Versicherungs-AG.............      Germany
Freesun Pty Ltd..........................      Australia
Funfte DRESIB Beteiligungs-
  Gesellschaft mbH. .....................      Germany
Funfte FraMu Beteiligungs GmbH...........      Germany
Funfte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG..............      Germany
Funfte Sonnenplatz Beteiligungs-
  Gesellschaft mbH.......................      Germany
Funfundzwanzigste DRESIB
  Beteiligungs-Gesellschaft mbH..........      Germany
Funfzehnte DRESIB Beteiligungs-
  Gesellschaft mbH.......................      Germany
G.I.T. Uniphenix.........................      France
Gaillon Britannia........................      France
Gaipare Diffusion........................      France
Gallus Bau-Gesellschaft mbH..............      Germany
Gamma-Vermogensverwaltungsgesellschaft
  mbH....................................      Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Gateway HomeCare Limited.................      Illinois
GAVD Gesellschaft fur Altersvorsorge-
  Dienstleistungen mbH...................      Germany
GbR Berlin Pariser Platz 5a/6............      Germany
GE.SI Gestione Sistemi Informativi
  S.p.A..................................      Italy
Generale Viagere.........................      France
Generation Vie...........................      France
GENIALLOYD S.p.A. .......................      Italy
GENUJO Beteiligungs-GmbH.................      Germany
GENUJO Erste Beteiligungs GmbH...........      Germany
GENUJO Zweite Beteiligungs GmbH..........      Germany
GENUJO Dritte Beteiligungs GmbH..........      Germany
GENUJO Vierte Beteiligungs GmbH..........      Germany
GENUJO Funfte Beteiligungs GmbH..........      Germany
GENUJO Sechste Beteiligungs GmbH.........      Germany
GENUJO Siebte Beteiligungs GmbH..........      Germany
GERUSIA Grundstucks-
  Verwaltungsgesellschaft mbH
  & Co. KG...............................      Germany
Gesellschaft fur Vorsorgeberatung........      Switzerland
Gestiass S.r.l...........................      Italy
GESTION DE TELESECURITE ET DE
  SERVICES "GTS" S.A.....................      France
Gestion Institutionelle
  Internationale.........................      France
GIE Groupe Dresdner KB France............      France
GIE Placements d'Assurances..............      France
GIM Grundwert Immobilien
  Management GmbH........................      Germany
GKB (General Partner) Limited............      United Kingdom
Golden Gate Reinsurance Company
  Limited................................      Bermuda
Gotz GmbH & Co. .........................      Germany
Grafton Properties Limited...............      Ireland
Gramat Balard............................      France
Grey Power Insurance
  Brokers (SA) Inc. .....................      Canada
Groupe Mondial Assistance................      Switzerland
Groupe Saint Thomas......................      France
Groupe VB................................      France
Growler Trading SA.......................      Panama
Grundstucksgesellschaft der
  Vereinten Versicherungen mbH &
  Co. Besitz- und Betriebs KG............      Germany
Grundstucksgesellschaft der Vereinten
  Versicherungen mbH.....................      Germany
Grundstucks-Gesellschaft mbH.............      Germany
Guernsey Nominees Ltd....................      United Kingdom
GV DEVELOPPEMENT.........................      France
GVP Grundwert Verwaltungs- und
  Projektentwicklungs GmbH...............      Germany
GVT Grundbesitz Verwaltung und
  Treuhand GmbH..........................      Germany
H.V. Gestion.............................      France
Hamburger Handels- und Verwaltungs-
  Gesellschaft mbH.......................      Germany
HANSA-Bau-Gesellschaft mbH...............      Germany
Hardy Beteiligungs-Gesellschaft mbH......      Germany
Hauteville Insurance
  Company Limited........................      United Kingdom

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Havelaar et Van Stolk B.V................      Netherlands
HB Rt. Penztaruzemeltetesi GmbH..........      Hungary
HELVIASS Verzekeringen BV................      Netherlands
Herakles Beteiligungs-Gesellschaft
  mbH....................................      Germany
HERMES & EULER CREDIT
  INSURANCE AGENCY (S)
  PTE LTD. ..............................      Singapore
Hermes Credit Services Ltd. .............      United Kingdom
Hermes e-Business GmbH...................      Germany
Hermes-Kredit Service s.r.o. ............      Czech Republic
Herradura Ltd............................      United Kingdom
Hetha Erste Beteiligungsgesellschaft
  mbH....................................      Germany
Hetha-Beteiligungsgesellschaft
  mbH....................................      Germany
Hilary Nominees Ltd......................      United Kingdom
Hilary Street Properties Ltd.............      United Kingdom
Hillbrow Investments Ltd. ...............      United Kingdom
Histel Beteiligungs GmbH.................      Germany
Holland Beleggingsgroep B.V..............      Netherlands
Home Management Inc. ....................      United States
Honeywell Grundbesitzverwaltungs-
  GmbH & Co. Vermietungs-KG..............      Germany
Hungaria Biztosito Rt.
  Szolgaltato es
  Ellato Kft. (Betriebs- und
  Versorgungs-GmbH)......................      Hungary
Hungaria Biztosito
  Szamitastechnikai Kft.
  (Hungaria
  EDV-Betriebsgesellschaft mbH)..........      Hungary
Hunter Premium Funding Ltd...............      Australia
IDS GmbH - Analysis and
  Reporting Services.....................      Germany
IFS Individual Family Services AG........      Switzerland
Ignis GmbH...............................      Germany
Immobiliere Vendome......................      France
Immovalor Gestion........................      France
Industriedruck Krefeld Kurt Jan(beta)en
  GmbH & Co KG i.K. .....................      Germany
Inmobiliaria Driavena....................      Venezuela
Intermediass S.r.l.......................      Italy
International Reinsurance Company
  S.A....................................      Luxembourg
Interstate Fire & Casualty
  Company, Illinois......................      Illinois
Interstate Indemnity Company.............      Illinois
Interstate National Corporation of
  California.............................      California
Interstate National Corporation of
  Texas, General Agency, Inc.............      Texas
Interstate National Corporation..........      Illinois
Inveresk Stockholders Ltd................      United Kingdom
Inversiones DBLA Limitada................      Chile
Investimur nouvelle......................      France
INVESTITORI HOLDING SPA..................      France
INVESTITORI SGR..........................      France
INVESTITORI SWISS........................      Switzerland

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
IPC GmbH International Pension &
  Compensation Consultants...............      Germany
IPC International Pension
  Consultants GmbH.......................      Austria
ISAAF Mondial Assistance S.A.............      Morocco
ITB Immobilientreuhandgesellschaft
  MbH....................................      Austria
ITEB B.V. ...............................      Netherlands
JBC Ltd..................................      Cayman Islands
JeffCo Management Company Inc............      New Jersey
Jefferson Insurance Company of
  N.Y....................................      New York
Johneve Ltd..............................      United Kingdom
Jota-
  Vermogensverwaltungsgesellschaft
  MbH....................................      Germany
K.B.I.M. Overseas BV.....................      Netherlands
Kappa Holdings Ireland Limited...........      Ireland
KB (C.I.) Nominees Ltd...................      United Kingdom
KB Asset Leasing Ltd.....................      United Kingdom
KB EMF II (Guernsey) Ltd.................      United Kingdom
KB Equipment Leasing Ltd.................      United Kingdom
KB Investment Management
  International..........................      United Kingdom
KBEMF (GP) Ltd...........................      United Kingdom
KBEMF II (Guernsey) Ltd..................      United Kingdom
KBG Immobilier SA........................      France
KBIM (IT) Nominees Ltd...................      United Kingdom
KBIM General Nominees Ltd................      United Kingdom
KBIM International Ltd...................      United Kingdom
KBIM Standby Nominees Ltd................      United Kingdom
KB-LPL Holdings Inc......................      New York
KB-LPL Inc...............................      New York
KBPB Holdings Ltd. ......................      United Kingdom
KEVA spol. ..............................      Slovakia
KGB Kraftwerksgesellschaft mbH...........      Germany
Kleber Lamartine.........................      France
Kleber Mirabeau..........................      France
Kleber Passy.............................      France
Kleinwort Benson (Channel Islands)
  Investment.............................      United Kingdom
Kleinwort Benson (Channel Islands)
  Investment Management Limited..........      United Kingdom
Kleinwort Benson (Channel Islands)
  Ltd ...................................      United Kingdom
Kleinwort Benson (Channel Islands)
  Trustees...............................      United Kingdom
Kleinwort Benson (Geneva)
  Trustee SA.............................      Switzerland
Kleinwort Benson (Guernsey) Fund
  Services Ltd...........................      United Kingdom
Kleinwort Benson (Guernsey) Ltd..........      United Kingdom
Kleinwort Benson (Guernsey)
  Services Ltd...........................      United Kingdom
Kleinwort Benson (Guernsey)
  Trustees Ltd...........................      United Kingdom
Kleinwort Benson (Jersey) Asset
  Managers Ltd...........................      United Kingdom
Kleinwort Benson (Jersey) Fund
  Managers Ltd...........................      United Kingdom

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Kleinwort Benson (Jersey) Services
  Ltd....................................      United Kingdom
Kleinwort Benson (Jersey) Trustees
  Ltd....................................      United Kingdom
Kleinwort Benson (US) Asset
  Managers LLC...........................      Delaware
Kleinwort Benson (USA) Inc. .............      New York
Kleinwort Benson Australia
  (Holdings) Ltd.........................      Australia
Kleinwort Benson Belgium SA..............      Belgium
Kleinwort Benson Channel Islands
  (Holdings).............................      United Kingdom
Kleinwort Benson China Management
  Ltd....................................      HongKong
Kleinwort Benson Cross Financing
  Inc....................................      New York
Kleinwort Benson Cross Financing
  Ltd....................................      United Kingdom
Kleinwort Benson Equity Partner
  General Partner Ltd....................      United Kingdom
Kleinwort Benson Farmland Trust
  (Managers) Ltd.........................      United Kingdom
Kleinwort Benson Financial
  Services Ltd...........................      United Kingdom
Kleinwort Benson Financiere SA i. L. ....      Switzerland
Kleinwort Benson Gilts Ltd...............      United Kingdom
Kleinwort Benson International
  Investment Ltd.........................      United Kingdom
Kleinwort Benson International                 United Kingdom
  Trust Corporation......................
Kleinwort Benson International
  Trustees Ltd...........................      United Kingdom
Kleinwort Benson Investment
  Holdings Australia Pty Ltd.............      Australia
Kleinwort Benson Investment
  Management Americas Inc................      New York
Kleinwort Benson Investment
  Management Americas Inc................      Delaware
Kleinwort Benson Investment
  Management Holdings Ltd................      United Kingdom
Kleinwort Benson Investment
  Management Ltd.........................      United Kingdom
Kleinwort Benson
  Private Bank Limited...................      United Kingdom
Kleinwort Benson Securities (Asia)
  Holdings Ltd...........................      HongKong
Kleinwort Benson Trustees Ltd............      United Kingdom
Kleinwort Benson Unit Trusts
  Ltd....................................      United Kingdom
Kleinwort Capital Partners
  General Partner 1 Ltd. ................      United Kingdom
Kleinwort Capital Partners IV............      United Kingdom
Knowlfa Ltd..............................      United Kingdom
KOMMATA Verwaltungsgesellschaft
  mbH  & Co. KG..........................      Germany
KTC Kommunikations- und Trainings-
  Center Konigstein GmbH.................      Germany
LA FIN SIM S.P.A. .......................      Italy
LA PEYRADE...............................      France
LA RURALE................................      France

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
LA VITA..................................      Italy
Langdale Nominees Ltd....................      United Kingdom
Langham Nominees Ltd.....................      United Kingdom
Lapis Inc................................      Minnesota
Larose Trintaudon Chile S.A..............      Chile
Larose Trintaudon........................      France
L'Assicuratrice Italiana Danni...........      Italy
L'Assicuratrice Italiana Vita
  S.p.A..................................      Italy
LDS......................................      Italy
Les Hautes Villes........................      France
Life Agency USA of Minnesota.............      Minnesota
LISA.....................................      United Kingdom
LJ SARL..................................      France
Lloyd Adriatico Real Estate..............      Italy
Lloyd Adriatico S.p.A....................      Italy
Lloyd Arte S.p.A.........................      Italy
LOGICA...................................      Italy
Logistikwerkstatt Assistance GmbH........      Austria
Lombardkasse AG..........................      Germany
London Verzekeringen NV..................      Netherlands
LTCAmerica...............................      Minnesota
LUFRA Beteiligungsholding AG.............      Switzerland
Lufthansa Leasing GmbH & Co.
  Echo-Oscar KG..........................      Germany
Lufthansa Leasing GmbH & Co.
  Echo-Papa KG...........................      Germany
M.R. Print Management Ltd................      United Kingdom
Madeleine SA.............................      France
Manufacturers' Mutual Insurance
  Limited................................      Australia
Marbot Pty Ltd...........................      Australia
Marlyna Ltd..............................      United Kingdom
Martin Maurel Vie........................      France
Mathis Assurances........................      France
Mauritius Island, Mascareignes
  Services Assistance- MSA
  Ltd....................................      Morocco
McGee Insurance Co. (Bermuda)
  Ltd....................................      Bermuda
Medisalud Compania Colombiana de
  Medicina Prepagada S.A.................      Colombia
MEDISPAC.................................      France
Menza Grundstucks-
  Verwaltungsgesellschaft mbH &
  Co. KG.................................      Germany
Menza Grundtucks-
  Verwaltungsgesellschaft mbH............      Germany
MERCOSUL ASSISTANCE
  ARGENTINE.............................       Argentina
MERCOSUL.................................      Brazil
Merkur Grundstucks-Gesellschaft
  mbH....................................      Germany
MERLAN Mobilien-
  Verwaltungsgesellschaft mbH &
  Co. Projekt Nr. 16 KG..................      Germany
META Finanz-Informationssysteme
  GmbH...................................      Germany
MetallRente Pensionsfonds AG.............      Germany
MetaPhysics S.A..........................      Switzerland

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Metropole................................      France
Midway Insurance Company of
  Illinois...............................      Illinois
MMI Insurance (Fiji) Ltd.................      New Zealand
MMI Investments Mauritius................      Mauritius
MMI Singapore Pte Limited................      Singapore
MMI Worksafe Malaysia Sdn Bhd............      Malaysia
Moerkerke................................      Belgium
Mogenip SNC..............................      France
Mondial Assistance Australia
  Holding Pty Ltd........................      Australia
MONDIAL ASSISTANCE B.V. .................      Netherlands
Mondial Assistance Beijing
  Services Co. Ltd. .....................      China
Mondial Assistance Deutschland
  GmbH...................................      Germany
MONDIAL ASSISTANCE
  FRANCE "MAF" S.A. .....................      France
Mondial Assistance Holding
  Deutschland AG.........................      Germany
Mondial Assistance Italia S.p.A. ........      Italy
Mondial Assistance Japan.................      Japan
Mondial Assistance S.A...................      France
Mondial Assistance United Kingdom
  (MAUK) Ltd.............................      United Kingdom
Mondial Services Gesellschaft
  fur Pannenhilfe und Notruf
  GmbH...................................      Germany
Monticello Insurance Co..................      Delaware
Morris (S.P.) Holdings Ltd...............      United Kingdom
MTS Accounting Services Ltd..............      United Kingdom
Munchener und Magdeburger
  Agrarversicherung AG...................      Germany
Munsterlandische Bank Thie &
  Co.....................................      Germany
MVK Datenmanagement GmbH.................      Austria
National Surety Corporation..............      Illinois
Nederland Administration
  B.V. i.L. .............................      Netherlands
Nederland Hypotheekservice B.V...........      Netherlands
NEM Business Services Ltd................      United Kingdom
NEM Insurance Ireland....................      Ireland
Nemian Life & Pensions S.A...............      Luxembourg
Nereus
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
Neubar SA i. L. .........................      Switzerland
Neunte DRESIB Beteiligungs-
  Gesellschaft mbH.......................      Germany
Neunte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG..............      Germany
Neunte SIB Beteiligungs-
  Aktiengesellschaft.....................      Germany
Neunte SIB Beteiligungs-
  Aktiengesellschaft.....................      Germany
New comp. USA 1..........................      Cayman Islands
NFJ Investment Group.....................      Delaware
NFJ Management Inc.......................      Delaware
Nicholas Applegate Capital
  Management LLC.........................      Delaware

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Nicholas Applegate Holdings LLC..........      Delaware
Nicholas Applegate Securities LLC........      Delaware
Nicholas Applegate Securities
  International..........................      California
Nicholas-Applegate.......................      California
NIXOR Grundstucks-
  Verwaltungsgesellschaft mbH
  & Co. KG...............................      Germany
Noman....................................      Great Britain
Nona-
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
Norman Nominees Ltd......................      United Kingdom
North American London
  Underwriters, Ltd......................      Bermuda
Objekt Burchardplatz GmbH
  & Co. KG...............................      Germany
OCC Distributors LLC.....................      Delaware
OLB-Beteiligungsgesellschaft mbH.........      Germany
OLB-Immobiliendienst GmbH................      Germany
OLB-Versicherungsdienst GmbH.............      Germany
Oldenburgische Landesbank AG.............      Germany
Omega Poprad, a.s. ......................      Slovakia
Omega Thai Investment Holding............      Netherlands
Omnium Opel Handler
  Versicherungsdienst GmbH...............      Germany
OpCap Advisors LLC.......................      Delaware
Opernringhof Bau- und Betriebs AG........      Austria
Oppenheimer Capital AM...................      Delaware
Oppenheimer Capital LLC..................      Delaware
Oppenheimer Group, Inc...................      Delaware
Orbis Business Services Ltd..............      United Kongdom
Orbis Directors (No 1) Ltd...............      United Kingdom
Orbis Directors (No 2) Ltd...............      United Kingdom
Orbis Group Ltd..........................      United Kingdom
Orbis Management Ltd.....................      United Kingdom
Orbis Management Ltd.....................      United Kingdom
Orbis Nominees Jersey Ltd................      United Kingdom
Orbis Pensions Trustees Ltd..............      United Kingdom
Orbis Secretaries Jersey Ltd.............      United Kingom
Orbis SPV Management Ltd.................      United Kingdom
Orbis Tax Services Ltd...................      United Kingdom
Orbis Trustees (1997) Ltd................      United Kingdom
Orbis Trustees Guernsey Ltd..............      United Kingdom
Orbis Trustees Jersey (1997) Ltd.........      United Kingdom
Orbis Trustees Jersey Ltd................      United Kingdom
Orbis Trustees Ltd.......................      United Kingdom
Organizacion G.o.a. S.A. ................      Peru
Orpheus
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
Ost-West Allianz Insurance
  Company................................      Russian Republic
Other US Equity Managers.................      Delaware
Oxford Insurance.........................      Canada
P.T. Asuransi Allianz Life
  Indonesia p.l.c........................      Indonesia
P.T. Asuransi Allianz Utama
  Indonesia..............................      Indonesia
PAC Investment Management................      Delaware

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Pacific Investment Management
  Company LLC............................      Delaware
Pacific MMI Insurance Ltd................      Papua New Guinea
Pallas-
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
PALP Ownership Structure.................      Delware
Parc Continental Ltd.....................      United Kingdom
Parctech Mietprogramme GmbH..............      Germany
Parkway Insurance Company................      New Jersey
Participations Gentil....................      France
Pasquier.................................      France
Pegasus Beteiligungsgesellschaft mbH.....      Germany
PEMSE S.A. ..............................      Spain
Pension & Compensation Consulting
  GmbH...................................      Germany
Perfectis Private Equity.................      France
Perseus-
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
Personalized Brokerage Service LLC.......      Kansas
Pet Plan Ltd.............................      United Kingdom
Peter Street Properties Ltd..............      United Kingdom
Petra Capital II Ltd. ...................      Germany
Phenix Alternative Holding...............      France
Phenix Iart..............................      Switzerland
Phenix Immobilier........................      France
Phenix Kleber............................      France
Phenix Vie...............................      Switzerland
Philippe II S.C.I. ......................      Luxembourg
PIMCO Advisors Advertising
  Agency, Inc. ..........................      Delaware
PIMCO Advisors CD
  Distributors, LLC......................      Delaware
PIMCO Advisors Distributors LLC..........      Delaware
PIMCO Advisors Fund
  Management LLC.........................      Delaware
PIMCO Advisors Managed
  Accounts LLC...........................      Delaware
PIMCO Advisors Retail
  Holdings LLC...........................      Delaware
PIMCO Advisors Services..................      Delaware
PIMCO Asia PTE Ltd. .....................      Singapore
PIMCO Australia Pty Ltd. ................      Australia
PIMCO Equity Advisors, LLC...............      Delaware
PIMCO Equity AM..........................      Delaware
PIMCO Equity Partners, LLC...............      Delaware
PIMCO Europe Limited.....................      United Kingdom
PIMCO Global Advisors....................      Delaware
PIMCO Global Advisors (Ireland)
  Limited................................      Ireland
PIMCO Global Advisors (Resources)
  Limited................................      Cayman Islands
PIMCO Global Advisors LLC,...............      Delaware
PIMCO GmbH...............................      Germany
PIMCO Luxembourg SA. ....................      Luxembourg
PIMCO Japan Ltd..........................      Japan
PIMCO Private Client Services,
  LLC....................................      Delaware

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
PIMCO Specialty Markets LLC..............      Delaware
PinacleUSA LLC...........................      New Jersey
PL Sarl..................................      France
Plantmerge Ltd...........................      United Kingdom
POLY -- ASSISTANCE & SERVICES
  A.E....................................      Greece
Portal Company Ltd.......................      France
Poseidon Life Insurance Co.
  S.A....................................      Greece
PRESTALYS................................      France
Previndustria -
  Fid. Prev. Imprenditori S.p.A. ........      Italy
Prevint Gestione Servizi
  Previdenziali S.p.A....................      Italy
Privatinvest Bank AG.....................      Austria
Promotota Country........................      Colombia
Pronto Lloyd srl.........................      Italy
Property Nominees (Channel
  Islands) Ltd...........................      United Kingdom
Protexia France..........................      France
PTE Allianz Polska SA....................      Polska
Puren - Schaumstoff GmbH.................      Germany
Qualis...................................      France
Quatrinvest..............................      France
Quinta-
  Vermogensverwaltungsgesellschaft
  mbH....................................      Germany
Quintet Properties Ltd...................      Ireland
R. B. Nominees Ltd.......................      United Kingdom
R.I.T. Servizi per l'Information
  Technology S.p.A.......................      Italy
Radian Inc. .............................      Cayman Islands
Rambouillet Daumesnil....................      France
RAS ALTERNATIVE INVESTMENTS
  SGR S.p.A. ............................      Italy
RAS Asset Management SGR
  S.p.A..................................      Italy
RAS Asset Management.....................      Luxembourg
Ras Hellas S.A. .........................      Greece
RAS IMMOBILIARE SRL......................      Italy
Ras International N.V....................      Netherlands
RAS Tutela Giudiziaria S.p.A. ...........      Italy
Rasbank (Swiss) S.A......................      Switzerland
Rasbank S.p.A............................      Italy
Rasfin Societa di
  Intermediazione Mobiliare
  S.p.A..................................      Italy
RASSERVICE s.c.p.a. .....................      Italy
RB Fiduciaria SpA........................      Italy
RB Vita S.p.A............................      Italy
RBL Finance Ltd..........................      United Kingdom
RBL Industrial Finance Ltd...............      United Kingdom
RC Verwaltungs- und
  Beteiligungsgesellschaft mbH...........      Germany
Real Fr Hausmann SAS.....................      France
Real Iena SAS............................      France
Real Messine SAS.........................      France
Real Reaumur SAS.........................      France
Reaumur..................................      France
Receivable Partners Inc. ................      Delaware

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Receivable Partners......................      New York
Recovre Pty Ltd..........................      Australia
Reliance Trading Company
  (Liverpool) Ltd........................      United Kingdom
Rentech Finance Ltd......................      United Kingdom
Rentech Hire Ltd.........................      United Kingdom
RES Gesellschaft fur Immobilienbesitz
  mbH....................................      Germany
Reunion Island, Bourbon Service
  Assistance S.A.........................      France
Reuschel & Co. Beteiligungs- und
  Verwaltungs GmbH.......................      Germany
Reuschel & Co. Finanz-Service
  GmbH...................................      Germany
Reuschel & Co. Verwaltungs GmbH..........      Germany
Reuschel & Co............................      Germany
RHEA.....................................      Luxembourg
Rhone Nominees SA........................      Panama
Risikomanagement und
  Softwareentwicklung GmbH...............      Austria
Risk & Safety Services Limited...........      Ireland
risklab germany GmbH.....................      Germany
Riskon Aktiengesellschaft
  geschlossenen Typs.....................      Russian Republic
Riunione Adriatica di Sicurta
  S.p.A..................................      Italy
RM ARROUX................................      France
Robert Benson Lonsdale & Co
  (Canada) Ltd...........................      United Kingdom
Robert Benson Lonsdale & Co. Ltd.........      United Kingdom
Roese GmbH- Versicherungsmakler..........      Germany
Romanus Zug GmbH.........................      Switzerland
Rood Nominees Ltd........................      United Kingdom
Royal Schiedam Schade....................      Netherlands
RVB Verwaltungs- und Beteiligungs
  GmbH...................................      Germany
S. C. I. Dutilleul.......................      France
S. C. I. Garibaldi.......................      France
S. C. I. Part-Dieu.......................      France
S.C. ASIT REAL ESTATE S.R.L. ............      Romania
S.C.I. de la Boucle......................      France
S.I. Rue de L'Industrie 19 S.A. .........      Switzerland
S.I.B.I..................................      France
S.N.C. Haussmann Viager 2................      France
S.N.C. SNC Dresdner Service..............      France
SA Immobiliere de L'Avenue
  du Roule...............................      France
Sa Paindavoine...........................      France
Sabesac Investimentos S/C Ltda...........      Brazil
SACNAS DEVELOPPEMENT S.A.................      France
SACNAS INTERNATIONAL S.A.................      France
SACNAS RE................................      Luxembourg
SAFARRIV IARD S.A........................      Ivory Coast
SAFARRIV VIE S.A.........................      Ivory Coast
SafetyNet Services Pty Ltd...............      Australia
SAGE SARL................................      France
Saint-Barth Assurances S.A.R.L...........      France
San Francisco Reinsurance
  Company................................      California
SARL BTKM................................      France

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Sarl de l'Etoile.........................      France
SARL du Rocher Saint Helene..............      France
Sarl FFE.................................      France
SARL G V DEVELOPPEMENT...................      France
SARL H.B. Pergola........................      France
SARL L.J.................................      France
SARL MEDISPAC............................      France
SARL MIDAGUIEM...........................      France
SARL MJBD................................      France
SARL PASCALE.............................      France
SARL RM Arroux...........................      France
SARL RS PIAU.............................      France
SAS LAENNEC..............................      France
SAT S.A..................................      Turkey
Schmalbach-Lubeca
  Finanzanlagen GmbH.....................      Germany
Schmalbach-Lubeca
  PET Centre Technique et de
  Recherche S.A.S. ......................      France
Schmalbach-Lubeca Service
  Center N.V. ...........................      Belgium
SCI Atrium W9............................      France
SCI AVIP Atlantique......................      France
SCI AVIP Boulogne Schumann...............      France
SCI AVIP Champs Elysee...................      France
SCI Avip des Pivolles....................      France
SCI AVIP La Templerie....................      France
SCI AVIP Limas du Vieux CEP..............      France
SCI AVIP Marly-Saint Cyr.................      France
SCI AVIP Paris X.........................      France
SCI AVIP SCPI Selection..................      France
SCI Bel..................................      France
SCI Bercy W9.............................      France
SCI camp laurent.........................      France
SCI Cardidaloc...........................      France
SCI Carmidaloc...........................      France
SCI Chaponnay............................      France
SCI Chene Alpes..........................      France
SCI CRAM.................................      France
SCI des 108 et 110 Boulevard Haussmann...      France
SCI des Mercieres........................      France
SCI Dicca................................      France
SCI Du Manoir Queval.....................      France
SCI en Presles...........................      France
SCI F.D.B.L..............................      France
SCI Fonciere du mas de Roman.............      France
SCI IDF..................................      France
SCI Immobiliere des
  Pennes Mirabeau........................      France
SCI J.T. ................................      France
SCI Jamin................................      France
SCI Jelavie..............................      France
SCI La Balandrane........................      France
SCI La Riche 540.........................      France
SCI La Rize..............................      France
SCI Lajevie..............................      France
SCI Limmo 2..............................      France
SCI Limmo................................      France
SCI Marcleau.............................      France

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
SCI mediterranee distribution............      France
SCI PRELLOYD.............................      France
SCI RELAIS S.SAUVEUR.....................      France
SCI Rhone Alpe...........................      France
SCI Rue Babeuf...........................      France
SCI Stratus..............................      France
SCI Trescol..............................      France
SCI Turenne..............................      France
SCI Vilaje...............................      France
Sealdrift Ltd............................      Great Britain
Sechste FraMu Beteiligungs-
  gesellschaft mbH.......................      Germany
Sechste Herakles Beteiligungs-
  gesellschaft mbH & Co. KG..............      Germany
Sechste Sonnenplatz Beteiligungs-
  Gesellschaft mbH.......................      Germany
Sechzehnte DRESIB Beteiligungs-
  Gesellschaft mbH.......................      Germany
Secunda-
  Vermogensverwaltungsgesellschaft mbH...      Germany
Security Ltd. ...........................      Greece
Serexim..................................      France
Setri....................................      France
Sexta-
  Vermogensverwaltungsgesellschaft mbH...      Germany
SFAC Credit..............................      France
SHA Seminarhotel AG......................      Switzerland
Shertoon Pty Ltd.........................      Australia
SIAC Services spa........................      Italy
Siebte FraMu Beteiligungs-
  gesellschaft mbH.......................      Germany
Siebte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG..............      Germany
Siebte SIB Beteiligungs-
  Aktiengesellschaft.....................      Germany
Siebzehnte DRESIB Beteiligungs-
  Gesellschaft mbH.......................      Germany
Signature Financial Services LLC.........      Washington
Silver Lux Inc...........................      Cayman Islands
Silver Tower 125 Inc.....................      Cayman Islands
Sipari Volney............................      France
SIPARI...................................      France
Sirius Management Australia Pty Ltd......      Australia
SNA Holding (Bermuda) Ltd................      Bermuda
SNA Re Societe Nationale D'Assurances et
  de Reassurances (Bermuda) Ltd..........      Bermuda
SNA Sal..................................      Lebanon
SNAM S.A.L. .............................      Lebanon
SNC AGF Cash.............................      France
SNC AGF Clearing.........................      France
SNC AIP..................................      France
SNC Allianz Bercy........................      France
SNC Kleber Magdebourg....................      France
SNC Maxium...............................      France

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
SOCIEDAD MUNDIAL DE ASISTENCIA
  (S.M.A.S.A.) S.A.......................      Spain
SOCIETE BELGE D'ASSISTANCE
  INTERNATIONAL S.A. "S.B.A.I."..........      Belgium
SOCIETE BELGE DE SERVICES
  TELEPHONIQUES "S.B.S.T." S.A...........      Belgium
Societe Civile Construction
  Vente 33 Lafayette, Paris..............      France
SOCIETE EUROPEENNE DE PROTEC. ET DE
  SEVICES D'ASSIST. A DOMICILE
  "S.E.P.S.A.D." S.A.....................      France
Societe Financiere du Leman..............      Switzerland
Societe Fonciere Europeenne..............      France
Societe Nationale
  D'Assurances S.A.L. ...................      Lebanon
Societe Nouvelle D'Assurances du
  Cameroun S.A. .........................      Cameroon
Societe Nouvelle D'Assurances du Senegal
  Iard S.A. .............................      Senegal
Societe Nouvelle D'Assurances du Senegal
  Vie S.A. ..............................      Senegal
Societe Nouvelle D'Assurances vie du
  Cameroun S.A...........................      Cameroon
Sofiholding S.A..........................      Belgium
Sofiras Underwriters S.A. ...............      Luxembourg
Sogafi...................................      France
SOLVET S.r.l. ...........................      Italy
Somerset Valley Insurance Services, LLC..      New Jersey
Sonimm...................................      France
Sorega...................................      France
Southwark Bridge Investments Ltd.........      United Kingdom
Space Park Aufbau GmbH...................      Germany
Space Park Erste Verwaltungs GmbH........      Germany
Space Park GmbH & Co. KG.................      Germany
SPACECO..................................      France
SSC Societe de Services Communs..........      France
Standard General Agency, Inc.............      Texas
Stanislas H. Haine.......................      Belgium
StocksPLUS Management Inc................      Delaware
StocksPLUS Sub-Fund B LLC................      California
StocksPLUS, L.P..........................      Delaware
Strategic Reinsurance Ltd................      Bermuda
Structured Security Company, Inc. .......      Delaware
Subarban Finance Company Limited.........      Cayman Islands
Subarban Finance Company II Limited......      Cayman Islands
Subarbon Finance Co. ....................      United Kingdom

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Sudamero Consultoria SA..................      Costa Rica
Sudamero Trust Company
  (Cayman) Ltd...........................      Cayman Islands
Suddeutsche Industrie-
  Beteiligungs-Gesellschaft mbH..........      Germany
Suffolk Investments Inc.................       New York
Syscom Instruments S.A..................       Switzerland
T.U. Allianz Polska S.A.................       Poland
T.U. Allianz Polska Zycie S.A...........       Poland
Takecare Management Ltd. ...............       Great Britain
Target Insurance Brokers
  Pte Ltd. (TIB) .......................       Singapore
Tech-Line Insurance Services
  Ltd...................................       Canada
TFI ALLIANZ POLSKA S.A. ................       Poland
The Ajax Insurance Association
  Ltd...................................       United Kingdom
The American Insurance Company..........       Nebraska
The Kleinwort Benson Mezzanine
  Fund L.P..............................       New York
The M.I. Group Ltd......................       United Kingdom
The M.I. Property Management
  Company Ltd...........................       United Kingdom
Thornton Brokerage Ltd..................       HongKong
Thornton Management (C.I.) Ltd..........       United Kingdom
Thornton Nominees Ltd...................       United Kingdom
Thurlastone Finance
  Limited...............................       United Kingdom
TopReport Schaden-
  besichtigungs GmbH....................       Austria
Tour Cristal............................       France
Towarzystwo Ubezpieczeniowe
  Euler Hermes S.A. ....................       Poland
TRADE INDEMNITY Collections
  Ltd...................................       United Kingdom
Trafalgar Insurance Company of
  Canada................................       Canada
Trafalgar Insurance PLC.................       United Kingdom
Traktir.................................       France
Travel Care Inc.........................       Florida
Treewalk Group Ltd......................       United Kingdom
Treewalk Health Care
  Ltd...................................       United Kingdom
Turnpike Crossing 1, LLC................       Delaware
UCAR SA.................................       Central Africa
UNIPENSAO -- Soc. Gestora de
  Fondos de Pensiones...................       Portugal
Universal Leven N.V.....................       Netherlands
Unterstutzungseinrichtung des
  Bankhauses Reuschel & Co. GmbH........       Germany
USAllianz Advisers, LLC.................       Minnesota
USAllianz Insurance & Securities
  Agency, Inc...........................       Minnesota
USAllianz Insurance & Securities
  Agency, Inc...........................       Alabama
USAllianz Insurance & Securities
  Agency, Inc...........................       Colorado
USAllianz Insurance & Securities
  Agency, Inc...........................       Hawaii
USAllianz Insurance & Securities
  Agency, Inc...........................       Kentucky

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
USAllianz Insurance & Securities
  Agency, Inc...........................       Nevada
USAllianz Insurance & Securities
  Agency, Inc...........................       New Mexico
USAllianz Insurance & Securities
  Agency, Inc...........................       Ohio
USAllianz Insurance & Securities
  Agency, Inc...........................       Texas
USAllianz Insurance & Securities
  Agency, Inc...........................       Vermont
USAllianz Insurance Agency,
  Inc...................................       Minnesota
USAllianz Insurance Agency, Inc. .......       Delaware
USAllianz Investor Services,
  LLC...................................       Minnesota
USAllianz Securities....................       Minnesota
Valley Green Business Park Inc. ........       Minnesota
Valley Green Business Park Ltd. ........       Minnesota
Variable Film...........................       Spain
Vauban Mobilisations Garanties..........       France
Veer Palthe Voute (Antilles) NV.........       Netherlands
Veer Palthe Voute (Suisse) SA...........       Switzerland
Veer Palthe Voute N.V. .................       Netherlands
Vencap..................................       France
Vendome Capital.........................       France
Vendome Investissements.................       France
Vendome Lease SA........................       France
Vereinte Spezial
  Krankenversicherung AG................       Germany
Vereinte Spezial Versicherung AG........       Germany
Verlag Arbeit und Alter GmbH............       Germany
Vernon..................................       France
Vestrust Envestments
  Venezuela S.R.L. .....................       Venezuela
Vestrust Peru S.R. .....................       Peru
VIA PIERRE 1.............................      France
Vierte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG..............      Germany
Vierundzwanzigste DRESIB
  Beteiligungs-Gesellschaft mbH..........      Germany
Vignon...................................      France
Villa La Pagliaia S.r.l. ................      Italy
Vina de Larose...........................      Chile
Vintage Insurance Company................      California
visionapp GmbH...........................      Germany
W Finance Assurances.....................      France
W Finance................................      France
W9 Atrium SARL...........................      France
W9 Bercy SARL............................      France
Wall Street Technology
  Managers...............................      New York
Warner Insurance Company.................      Illinois
Wasserstein Perella & Co.
  Deutschland GmbH.......................      Germany
Wasserstein Perella & Co.
  Holdings, Inc..........................      Delaware
Wasserstein Perella & Co. Inc.
  (Delaware).............................      Delaware
Wasserstein Perella & Co. Japan
  Ltd....................................      Japan

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Wasserstein Perella & Co. Pacific,
  Ltd....................................      Delaware
Wasserstein Perella & Co., Limited.......      United Kingdom
Wasserstein Perella (France) SA..........      France
Wasserstein Perella Group
  Holdings, LLC..........................      Delaware
WDDC Inc.................................      Delaware
WebTek Software Private Limited..........      India
Weser Ems International Bond
  Funds A................................      Germany
Weser Ems International Bond
  Funds B................................      Germany
Wessex Holdings Inc......................      New York
Westbourne Properties Ltd................      United Kingdom
Wilhelm Reuschel GmbH....................      Germany
Willemsbruggen...........................      Netherlands
Wm. H McGee & Co. (Bermuda)
  Ltd....................................      Bermuda
Wm. H McGee & Co. of Puerto Rico
  Inc....................................      Puerto Rico
Wm. H McGee & Co., Inc...................      New York
Wm. H McGee Services, Inc................      New York
Wm. H. McGee & Co. of Canada,
  Ltd....................................      Canada
World Access ASIA (PTE) Ltd..............      Singapore
World Access Canada Inc..................      Canada
World Access Europe LTD..................      United Kingdom
World Access Healthcare Services
  Inc....................................      Florida
World Access Insurance Broker
  Ltd....................................      Canada
World Access Service Corp................      Virginia
World Access, Inc........................      Virginia
WP Bridge Finance, Inc...................      Delaware
WP Plan Management Partners,
  Inc....................................      Delaware
WP Services Inc..........................      Delaware
Yarra Finance Limited....................      United Kingdom
YD CHOLLET FINANCE.......................      France
ZA Verzekeringen N.V.....................      Belgium
Zehnte FraMu
  Beteiligungs GmbH......................      Germany
Zehnte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG..............      Germany
Zehnte SIB Beteiligungs-
  Aktiengesellschaft.....................      Germany
Zehnte Sonnenplatz Beteiligungs-
  Gesellschaft mbH.......................      Germany
Zenon Beteiligungs-GmbH..................      Germany
Zweite FraMu Beteiligungs
  GmbH...................................      Germany
Zweite Sonnenplatz Beteiligungs-
  Gesellschaft mbH.......................      Germany
Zwolfte DRESIB Beteiligungs-
  Gesellschaft mbH.......................      Germany
Zwolfte FraMu
  Beteiligungs GmbH......................      Germany
Zwolfte SIB Beteiligungs-
  Aktiengesellschaft.....................      Germany

            SUBSIDIARY                         JURISDICTION
            ----------                         ------------
Zwolsche Allgemeene
  Europa B.V. ...........................      Netherlands
Zwolsche Allgemeene
  Herverzekering.........................      Netherlands
Zwolsche Algemeene
  Schadeverzekering N.V..................      Netherlands



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